UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2024

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Bond Market Index Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by Nancy G. Rogers, CFA and Gregg Lee, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon Bond Market Index Fund (the “fund”) produced a total return of 4.82% for Class I shares and 4.57% for Investor shares.1 In comparison, the Bloomberg US Aggregate Bond Index (the “Index”) achieved a total return of 4.97% for the same period.2

Absolute returns were positive in the fixed-income market, and all sectors posted excess returns versus Treasuries. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Markets Perform Well Despite Disappointing Inflation Data

The bond market performed well during the period, supported initially by declining inflation and by investor anticipation that the U.S. Federal Reserve (the “Fed”) would cut the federal funds rate several times in 2024. But inflation remained “sticky” during the period, as the pace of the decline in the core rate slowed and even showed signs of rising. This prompted the Fed to leave rates unchanged, and investors began to scale back their rate-cut expectations, resulting in some market volatility during the first few months of 2024.

The Fed’s preferred measure of inflation, the core personal consumption expenditure (“core PCE”) index, which excludes food and energy prices, rose to 3.2% year over year in November 2023 but edged down over the period. But higher-than-expected consumer price index (“CPI”) and Producer Price Index (“PPI”) data in February fed expectations that inflation was not yet beaten and that rate cuts might be delayed. In March, the overall PCE edged up, stoking further concerns that the Fed’s effort to rein in inflation could take longer than expected, hindering the bond market somewhat.

The economy remained strong during the period, helped by robust consumer spending. After expanding by 4.9% in the third quarter, economic growth continued at an above-trend rate of 3.4% in the fourth quarter. Growth in the first quarter of 2024 moderated somewhat, coming in at 1.6%.

The bond market benefited as yields declined sharply across the yield curve late in 2023 but then rose steadily in the first few months of 2024 when anticipated rate cuts appeared likely to be postponed. Still, rates across the curve finished somewhat lower for the period. Despite the relative economic strength, the yield curve remained inverted, with the two-year Treasury yield exceeding that on the 10-year Treasury, as it has since July 2022.

In addition to economic factors, political elements are also affecting rate expectations. Rate cuts may not occur before the November presidential election as the Fed would like to avoid the appearance of political favoritism. Nevertheless, if the economy should weaken enough before then, the Fed may not hesitate to act.

Investors are also monitoring geopolitical developments, especially in the Middle East. Should the conflict between Israel and Hamas widen, oil shipments could be disrupted, potentially leading to higher energy prices, which could exacerbate the inflation rate.

Market Posts Broad-based Gains

All sectors in the US Aggregate Index produced a positive nominal performance and positive excess return over risk-neutral Treasuries. The corporate sector posted the strongest performance return (7.34%), with an excess return of over 350 basis points. Within corporates, the strongest sector was utilities, which posted a total return of more than 8%. The securitized sector, benefiting from a decline in interest rates, also performed well, returning 5.31%.

Treasuries posted the lowest performance for the period but still contributed a return of more than 3%. No sectors detracted from performance.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

May 15, 2024

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class I	Investor Shares
Expenses paid per $1,000†	$.76	$2.03
Ending value (after expenses)	$1,048.20	$1,045.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class I	Investor Shares
Expenses paid per $1,000†	$.75	$2.01
Ending value (after expenses)	$1,024.12	$1,022.87
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6%
Aerospace & Defense - .5%
GE Capital International Funding Co., Gtd. Notes	4.42	11/15/2035	100,000		90,496
General Dynamics Corp., Gtd. Notes	3.50	5/15/2025	150,000		147,309
General Dynamics Corp., Gtd. Notes	4.25	4/1/2050	150,000		123,897
HEICO Corp., Gtd. Notes	5.35	8/1/2033	100,000		98,249
L3Harris Technologies, Inc., Sr. Unscd. Notes	5.05	4/27/2045	200,000		180,140
Lockheed Martin Corp., Sr. Unscd. Notes	3.55	1/15/2026	117,000		113,717
Lockheed Martin Corp., Sr. Unscd. Notes	4.07	12/15/2042	250,000		206,074
Northrop Grumman Corp., Sr. Unscd. Notes	4.03	10/15/2047	160,000		124,092
Northrop Grumman Corp., Sr. Unscd. Notes	4.70	3/15/2033	100,000		94,812
RTX Corp., Sr. Unscd. Notes	3.13	5/4/2027	110,000		103,158
RTX Corp., Sr. Unscd. Notes	4.13	11/16/2028	210,000		199,655
RTX Corp., Sr. Unscd. Notes	4.63	11/16/2048	105,000		88,452
RTX Corp., Sr. Unscd. Notes	6.10	3/15/2034	75,000		77,565
RTX Corp., Sr. Unscd. Notes	6.40	3/15/2054	75,000		80,512
RTX Corp., Sr. Unscd. Notes	7.20	8/15/2027	150,000		158,300
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000		105,090
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000		140,824
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000	[a]	80,670
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000		61,396
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000		236,548
The Boeing Company, Sr. Unscd. Notes	5.93	5/1/2060	200,000		175,003
				2,685,959
Agriculture - .3%
Altria Group, Inc., Gtd. Notes	3.40	2/4/2041	80,000		56,055
Altria Group, Inc., Gtd. Notes	3.70	2/4/2051	200,000		131,823
Altria Group, Inc., Gtd. Notes	4.80	2/14/2029	150,000		145,637
Archer-Daniels-Midland Co., Sr. Unscd. Notes	2.50	8/11/2026	350,000		328,872
BAT Capital Corp., Gtd. Notes	3.56	8/15/2027	43,000		40,338
BAT Capital Corp., Gtd. Notes	4.39	8/15/2037	180,000		147,832

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Agriculture - .3% (continued)
BAT Capital Corp., Gtd. Notes	5.65	3/16/2052	200,000	174,241
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	200,000	185,771
Philip Morris International, Inc., Sr. Unscd. Notes	4.50	3/20/2042	300,000	250,673
Philip Morris International, Inc., Sr. Unscd. Notes	4.75	2/12/2027	100,000	98,545
Philip Morris International, Inc., Sr. Unscd. Notes	5.13	11/17/2027	150,000	148,649
Reynolds American, Inc., Gtd. Notes	5.70	8/15/2035	100,000	96,074
				1,804,510
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	350,517	328,384
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	245,132	207,414
Southwest Airlines Co., Sr. Unscd. Notes	5.13	6/15/2027	125,000	123,251
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	528,322	516,073
				1,175,122
Asset-Backed Certificates - .0%
Verizon Master Trust, Ser. 2021-2, CI. A	0.99	4/20/2028	200,000	195,773
Verizon Master Trust, Ser. 2022-6, Cl. A	3.67	1/22/2029	100,000	97,722
				293,495
Asset-Backed Certificates/Auto Receivables - .2%
Capital One Prime Auto Receivables Trust, Ser. 2021-1, Cl. A4	1.04	4/15/2027	100,000	94,286
GM Financial Consumer Automobile Receivables Trust, Ser. 2023-1, Cl. A3	4.66	2/16/2028	200,000	197,831
Hyundai Auto Receivables Trust, Ser. 2023-C, CI. A3	5.54	10/16/2028	325,000	325,972
Santander Drive Auto Receivables Trust, Ser. 2023-4, Cl. A3	5.73	4/17/2028	200,000	200,714
Toyota Auto Receivables Owner Trust, Ser. 2022-C, CI. A3	3.76	4/15/2027	250,000	245,779
Toyota Auto Receivables Owner Trust, Ser. 2022-C. CI. A4	3.77	2/15/2028	100,000	96,352
World Omni Auto Receivables Trust, Ser. 2023-B, CI. A3	4.66	5/15/2028	150,000	148,145
				1,309,079

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Asset-Backed Certificates/Credit Cards - .2%
BA Credit Card Trust, Ser. 2022-A1, Cl. A1	3.53	11/15/2027	200,000		195,712
Barclays Dryrock Issuance Trust, Ser. 2022-1, CI. A	3.07	2/15/2028	200,000		195,368
Capital One Multi-Asset Execution Trust, Ser. 2021-A2, CI. A2	1.39	7/15/2030	300,000		256,643
Synchrony Card Funding LLC, Ser. 2022-A1, Cl. A	3.37	4/15/2028	250,000		244,691
				892,414
Automobiles & Components - .7%
American Honda Finance Corp., Sr. Unscd. Notes	4.60	4/17/2030	100,000		96,186
American Honda Finance Corp., Sr. Unscd. Notes	5.13	7/7/2028	100,000		99,377
American Honda Finance Corp., Sr. Unscd. Notes	5.65	11/15/2028	100,000		101,402
Cummins, Inc., Sr. Unscd. Notes	1.50	9/1/2030	100,000		80,028
Cummins, Inc., Sr. Unscd. Notes	2.60	9/1/2050	100,000		59,102
Cummins, Inc., Sr. Unscd. Notes	4.90	2/20/2029	100,000		98,854
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	4.95	5/28/2027	400,000		386,529
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	6.80	11/7/2028	200,000		204,539
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	7.12	11/7/2033	200,000		208,199
General Motors Co., Sr. Unscd. Notes	4.20	10/1/2027	180,000		171,823
General Motors Co., Sr. Unscd. Notes	5.20	4/1/2045	190,000		162,864
General Motors Financial Co., Inc., Sr. Unscd. Notes	1.25	1/8/2026	200,000		185,883
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	1/8/2031	100,000		80,416
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.40	4/10/2028	300,000		265,482
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.70	6/10/2031	30,000		24,321
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.75	6/20/2025	200,000		193,215
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.40	5/8/2027	100,000		99,324
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.80	1/7/2029	100,000		99,794
General Motors Financial Co., Inc., Sr. Unscd. Notes	5.85	4/6/2030	100,000	[a]	99,708
Magna International, Inc., Sr. Unscd. Notes	2.45	6/15/2030	200,000		168,678

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Automobiles & Components - .7% (continued)
Mercedes-Benz Finance North America LLC, Gtd. Notes	8.50	1/18/2031	200,000		236,835
PACCAR Financial Corp., Sr. Unscd. Notes	5.05	8/10/2026	200,000		199,485
Toyota Motor Corp., Sr. Unscd. Bonds	3.67	7/20/2028	200,000		190,426
Toyota Motor Corp., Sr. Unscd. Notes	5.12	7/13/2033	100,000	[a]	101,972
Toyota Motor Credit Corp., Sr. Unscd. Notes	1.65	1/10/2031	150,000		119,283
Toyota Motor Credit Corp., Sr. Unscd. Notes	4.63	1/12/2028	200,000		196,411
				3,930,136
Banks - 5.8%
Banco Bilbao Vizcaya Argentaria SA, Sr. Notes	5.86	9/14/2026	200,000		199,489
Banco Santander SA, Sr. Notes	3.80	2/23/2028	400,000		372,419
Bank of America Corp., Sr. Unscd. Notes	1.90	7/23/2031	200,000		160,121
Bank of America Corp., Sr. Unscd. Notes	1.92	10/24/2031	250,000		198,870
Bank of America Corp., Sr. Unscd. Notes	2.30	7/21/2032	260,000		207,206
Bank of America Corp., Sr. Unscd. Notes	2.50	2/13/2031	270,000		227,312
Bank of America Corp., Sr. Unscd. Notes	2.57	10/20/2032	125,000		100,884
Bank of America Corp., Sr. Unscd. Notes	2.59	4/29/2031	250,000		210,324
Bank of America Corp., Sr. Unscd. Notes	2.68	6/19/2041	145,000		98,140
Bank of America Corp., Sr. Unscd. Notes	2.83	10/24/2051	250,000		152,810
Bank of America Corp., Sr. Unscd. Notes	2.97	2/4/2033	120,000		99,113
Bank of America Corp., Sr. Unscd. Notes	2.97	7/21/2052	85,000	[a]	53,478
Bank of America Corp., Sr. Unscd. Notes	3.19	7/23/2030	130,000		115,560
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	150,000		141,252
Bank of America Corp., Sr. Unscd. Notes	4.27	7/23/2029	180,000		170,787
Bank of America Corp., Sr. Unscd. Notes	5.00	1/21/2044	250,000		230,060
Bank of America Corp., Sr. Unscd. Notes	5.08	1/20/2027	200,000		197,958

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Banks - 5.8% (continued)
Bank of America Corp., Sr. Unscd. Notes	5.47	1/23/2035	100,000		97,288
Bank of America Corp., Sr. Unscd. Notes	5.87	9/15/2034	150,000		150,342
Bank of America Corp., Sr. Unscd. Notes	6.20	11/10/2028	300,000		306,363
Bank of America Corp., Sr. Unscd. Notes, Ser. N	3.48	3/13/2052	50,000	[a]	34,806
Bank of America Corp., Sub. Notes	3.85	3/8/2037	200,000		172,304
Bank of America Corp., Sub. Notes, Ser. L	4.18	11/25/2027	250,000		239,286
Bank of Montreal, Sr. Unscd. Notes	0.95	1/22/2027	300,000		277,614
Bank of Montreal, Sr. Unscd. Notes	5.27	12/11/2026	100,000		99,454
BankUnited, Inc., Sub. Notes	5.13	6/11/2030	90,000		81,135
Barclays PLC, Sr. Unscd. Notes	4.34	1/10/2028	200,000		190,192
Barclays PLC, Sr. Unscd. Notes	4.38	1/12/2026	200,000		195,109
Barclays PLC, Sr. Unscd. Notes	5.25	8/17/2045	300,000		275,640
Barclays PLC, Sr. Unscd. Notes	5.83	5/9/2027	200,000		199,342
Barclays PLC, Sr. Unscd. Notes	6.22	5/9/2034	200,000		200,619
Citigroup, Inc., Sr. Unscd. Notes	3.67	7/24/2028	500,000		471,223
Citigroup, Inc., Sr. Unscd. Notes	3.88	1/24/2039	60,000		49,015
Citigroup, Inc., Sr. Unscd. Notes	4.08	4/23/2029	100,000		94,508
Citigroup, Inc., Sr. Unscd. Notes	4.28	4/24/2048	200,000		162,059
Citigroup, Inc., Sr. Unscd. Notes	4.65	7/23/2048	150,000		128,178
Citigroup, Inc., Sr. Unscd. Notes	4.91	5/24/2033	70,000		65,720
Citigroup, Inc., Sr. Unscd. Notes	6.27	11/17/2033	300,000		307,969
Citigroup, Inc., Sr. Unscd. Notes	6.63	1/15/2028	100,000		104,243
Citigroup, Inc., Sub. Notes	5.50	9/13/2025	300,000		299,333
Citigroup, Inc., Sub. Notes	5.83	2/13/2035	100,000		96,286
Citigroup, Inc., Sub. Notes	6.68	9/13/2043	250,000		267,381
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	100,000		97,965
Deutsche Bank AG, Sr. Notes	2.13	11/24/2026	200,000		188,235
Deutsche Bank AG, Sr. Notes	6.12	7/14/2026	150,000		149,931
Deutsche Bank AG, Sub. Notes	7.08	2/10/2034	200,000		199,531
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000		387,481
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000		182,774
HSBC Holdings PLC, Sr. Unscd. Notes	1.59	5/24/2027	200,000		183,282
HSBC Holdings PLC, Sr. Unscd. Notes	3.90	5/25/2026	295,000		285,286
HSBC Holdings PLC, Sr. Unscd. Notes	4.95	3/31/2030	400,000		386,328
HSBC Holdings PLC, Sr. Unscd. Notes	5.40	8/11/2033	300,000		290,112
HSBC Holdings PLC, Sub. Notes	7.40	11/13/2034	250,000		265,964

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Banks - 5.8% (continued)
JP Morgan Chase Bank NA, Sr. Unscd. Notes	5.11	12/8/2026	250,000		248,394
JPMorgan Chase & Co., Sr. Unscd. Notes	1.05	11/19/2026	150,000		139,630
JPMorgan Chase & Co., Sr. Unscd. Notes	1.58	4/22/2027	300,000		276,942
JPMorgan Chase & Co., Sr. Unscd. Notes	1.76	11/19/2031	75,000		59,350
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000		329,281
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	80,000		53,069
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	300,000	[a]	246,967
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000		190,851
JPMorgan Chase & Co., Sr. Unscd. Notes	2.96	1/25/2033	110,000		91,438
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000		480,837
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000		80,434
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000		188,889
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	200,000		162,357
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		284,253
JPMorgan Chase & Co., Sr. Unscd. Notes	4.85	7/25/2028	200,000		195,965
JPMorgan Chase & Co., Sr. Unscd. Notes	5.01	1/23/2030	100,000		97,618
JPMorgan Chase & Co., Sr. Unscd. Notes	5.04	1/23/2028	100,000		98,608
JPMorgan Chase & Co., Sr. Unscd. Notes	5.34	1/23/2035	100,000		96,978
JPMorgan Chase & Co., Sr. Unscd. Notes	5.77	4/22/2035	65,000		65,071
KeyBank NA, Sub. Notes	6.95	2/1/2028	100,000		101,291
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	245,000		230,937
KfW, Govt. Gtd. Bonds	3.63	4/1/2026	100,000		97,283
KfW, Govt. Gtd. Bonds	3.75	2/15/2028	105,000	[a]	101,072
KfW, Govt. Gtd. Notes	0.63	1/22/2026	250,000		231,463
KfW, Govt. Gtd. Notes	4.13	7/15/2033	200,000		189,800
KfW, Govt. Gtd. Notes	4.38	3/1/2027	200,000		196,987
KfW, Govt. Gtd. Notes	5.00	3/16/2026	200,000		199,536

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Banks - 5.8% (continued)
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	2.38	6/10/2025	250,000	241,969
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.55	8/16/2028	300,000	286,876
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.98	8/11/2033	300,000	281,637
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	220,000	214,744
M&T Bank Corp., Sr. Unscd. Notes	4.55	8/16/2028	200,000	188,650
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	1.41	7/17/2025	200,000	190,078
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	2.05	7/17/2030	200,000	163,329
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	4.29	7/26/2038	200,000	175,935
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.24	4/19/2029	200,000	197,972
Mitsubishi UFJ Financial Group, Inc., Sr. Unscd. Notes	5.35	9/13/2028	300,000	297,790
Mizuho Financial Group, Inc., Sr. Unscd. Notes	2.20	7/10/2031	200,000	163,294
Mizuho Financial Group, Inc., Sr. Unscd. Notes	5.67	5/27/2029	300,000	300,166
Morgan Stanley, Sr. Unscd. Notes	1.51	7/20/2027	140,000	127,873
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	300,000	276,556
Morgan Stanley, Sr. Unscd. Notes	1.79	2/13/2032	375,000	292,730
Morgan Stanley, Sr. Unscd. Notes	2.24	7/21/2032	155,000	123,304
Morgan Stanley, Sr. Unscd. Notes	2.51	10/20/2032	95,000	76,478
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000	149,955
Morgan Stanley, Sr. Unscd. Notes	2.94	1/21/2033	85,000	70,190
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000	168,969
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	250,000	207,547
Morgan Stanley, Sr. Unscd. Notes	5.12	2/1/2029	200,000	196,898
Morgan Stanley, Sr. Unscd. Notes	5.42	7/21/2034	100,000	97,073
Morgan Stanley, Sr. Unscd. Notes	5.47	1/18/2035	100,000	97,326
Morgan Stanley, Sr. Unscd. Notes	6.34	10/18/2033	100,000	103,759
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000	334,847
Morgan Stanley, Sub. Notes	3.95	4/23/2027	250,000	239,459
National Australia Bank Ltd., Sr. Unscd. Notes	2.50	7/12/2026	250,000	235,415
National Bank of Canada, Gtd. Notes	5.60	12/18/2028	250,000	249,591
NatWest Group PLC, Sr. Unscd. Notes	4.80	4/5/2026	300,000	294,835
NatWest Group PLC, Sr. Unscd. Notes	7.47	11/10/2026	300,000	306,987

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Banks - 5.8% (continued)
Northern Trust Corp., Sub. Notes	3.95	10/30/2025	346,000		337,906
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000		190,709
Royal Bank of Canada, Sr. Unscd. Notes	4.88	1/12/2026	250,000		247,653
Royal Bank of Canada, Sr. Unscd. Notes	5.15	2/1/2034	100,000	[a]	96,636
State Street Corp., Sr. Unscd. Notes	3.15	3/30/2031	300,000		263,900
State Street Corp., Sr. Unscd. Notes	5.27	8/3/2026	100,000		99,722
State Street Corp., Sub. Notes	3.03	11/1/2034	225,000		195,110
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	3.45	1/11/2027	160,000		151,992
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.52	1/13/2028	200,000		200,429
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.71	1/13/2030	300,000		301,852
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.78	7/13/2033	200,000		201,698
Sumitomo Mitsui Financial Group, Inc., Sr. Unscd. Notes	5.80	7/13/2028	200,000		202,120
Sumitomo Mitsui Financial Group, Inc., Sub. Notes	6.18	7/13/2043	100,000		105,687
Synovus Bank/Columbus GA, Sr. Unscd. Notes	5.63	2/15/2028	250,000		238,811
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000		190,798
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	9/15/2026	300,000		272,214
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	250,000		244,529
The Goldman Sachs Group, Inc., Sr. Unscd. Bonds	4.22	5/1/2029	200,000		189,826
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.43	3/9/2027	150,000		138,648
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.54	9/10/2027	140,000		126,885
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	1.95	10/21/2027	130,000		118,719
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.38	7/21/2032	170,000		136,103
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.62	4/22/2032	300,000		245,720
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.64	2/24/2028	100,000		92,254
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.65	10/21/2032	120,000		97,211

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Banks - 5.8% (continued)
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.10	2/24/2033	130,000	108,196
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.21	4/22/2042	300,000	214,902
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.44	2/24/2043	65,000	47,844
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	150,000	140,270
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	5.80	8/10/2026	100,000	99,967
The Goldman Sachs Group, Inc., Sub. Notes	4.25	10/21/2025	130,000	127,275
The Goldman Sachs Group, Inc., Sub. Notes	6.75	10/1/2037	100,000	105,593
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	3.45	4/23/2029	200,000	182,351
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	5.35	12/2/2028	300,000	297,448
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	5.68	1/22/2035	100,000	98,014
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	1/6/2026	300,000	277,699
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000	190,671
Truist Financial Corp., Sr. Unscd. Notes	1.20	8/5/2025	200,000	188,892
Truist Financial Corp., Sr. Unscd. Notes	1.95	6/5/2030	200,000	161,987
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000	156,679
U.S. Bancorp, Sr. Unscd. Notes	4.84	2/1/2034	200,000	184,657
U.S. Bancorp, Sr. Unscd. Notes	5.68	1/23/2035	100,000	97,732
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000	461,305
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000	127,797
Wells Fargo & Co., Sr. Unscd. Notes	4.54	8/15/2026	150,000	147,641
Wells Fargo & Co., Sr. Unscd. Notes	5.50	1/23/2035	100,000	97,175
Wells Fargo & Co., Sr. Unscd. Notes	5.56	7/25/2034	100,000	97,519
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000	484,604
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000	481,869
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	250,000	208,181
Wells Fargo Bank NA, Sr. Unscd. Notes	5.25	12/11/2026	250,000	248,849
Wells Fargo Bank NA, Sr. Unscd. Notes	5.45	8/7/2026	250,000	249,932
Westpac Banking Corp., Sr. Unscd. Notes	2.85	5/13/2026	200,000	190,638

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Banks - 5.8% (continued)
Westpac Banking Corp., Sr. Unscd. Notes	5.46	11/18/2027	200,000	201,294
Westpac Banking Corp., Sub. Notes	2.96	11/16/2040	200,000	135,856
Westpac Banking Corp., Sub. Notes	6.82	11/17/2033	250,000	264,429
				31,970,012
Beverage Products - .4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.70	2/1/2036	290,000	270,094
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	3.50	6/1/2030	100,000	[a] 91,148
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.60	4/15/2048	250,000	216,097
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	5.00	6/15/2034	100,000	96,682
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	5.45	1/23/2039	120,000	118,042
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	5.80	1/23/2059	150,000	152,492
Constellation Brands, Inc., Sr. Unscd. Notes	2.88	5/1/2030	200,000	172,673
Diageo Capital PLC, Gtd. Notes	5.63	10/5/2033	200,000	203,707
Keurig Dr. Pepper, Inc., Gtd. Notes	4.50	4/15/2052	100,000	[a] 81,474
Molson Coors Beverage Co., Gtd. Notes	4.20	7/15/2046	150,000	117,686
PepsiCo, Inc., Sr. Unscd. Notes	2.63	7/29/2029	200,000	178,405
PepsiCo, Inc., Sr. Unscd. Notes	2.75	10/21/2051	40,000	24,821
PepsiCo, Inc., Sr. Unscd. Notes	3.50	7/17/2025	250,000	244,645
The Coca-Cola Company, Sr. Unscd. Notes	2.88	5/5/2041	150,000	107,657
The Coca-Cola Company, Sr. Unscd. Notes	3.00	3/5/2051	200,000	132,726
				2,208,349
Building Materials - .1%
Carrier Global Corp., Sr. Unscd. Notes	2.49	2/15/2027	34,000	31,331
Carrier Global Corp., Sr. Unscd. Notes	6.20	3/15/2054	100,000	104,351
Johnson Controls International PLC, Sr. Unscd. Notes	5.13	9/14/2045	6,000	5,375
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Sr. Unscd. Notes	4.90	12/1/2032	200,000	191,001
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000	75,395
				407,453

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Chemicals - .4%
Celanese US Holdings LLC, Gtd. Notes	6.17	7/15/2027	200,000		201,240
Celanese US Holdings LLC, Gtd. Notes	6.70	11/15/2033	100,000		103,282
DuPont de Nemours, Inc., Sr. Unscd. Notes	4.73	11/15/2028	100,000		98,040
DuPont de Nemours, Inc., Sr. Unscd. Notes	5.42	11/15/2048	125,000		116,705
Ecolab, Inc., Sr. Unscd. Notes	1.30	1/30/2031	150,000		117,705
Ecolab, Inc., Sr. Unscd. Notes	2.13	8/15/2050	175,000		94,503
NewMarket Corp., Sr. Unscd. Notes	2.70	3/18/2031	200,000		164,682
Nutrien Ltd., Sr. Unscd. Notes	5.25	1/15/2045	191,000		172,506
The Dow Chemical Company, Sr. Unscd. Notes	3.60	11/15/2050	200,000	[a]	137,747
The Dow Chemical Company, Sr. Unscd. Notes	6.30	3/15/2033	200,000	[a]	208,983
The Mosaic Company, Sr. Unscd. Notes	5.38	11/15/2028	100,000		99,198
The Sherwin-Williams Company, Sr. Unscd. Notes	4.25	8/8/2025	300,000		294,949
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000		82,484
Westlake Corp., Sr. Unscd. Notes	3.38	8/15/2061	200,000		118,254
				2,010,278
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000		63,797
Equifax, Inc., Sr. Unscd. Notes	5.10	12/15/2027	200,000		197,134
Global Payments, Inc., Sr. Unscd. Notes	4.80	4/1/2026	300,000		295,291
Moody's Corp., Sr. Unscd. Notes	2.00	8/19/2031	200,000		159,043
PayPal Holdings, Inc., Sr. Unscd. Notes	2.85	10/1/2029	95,000		84,381
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	250,000		179,800
S&P Global, Inc., Gtd. Notes	2.30	8/15/2060	100,000		50,416
S&P Global, Inc., Gtd. Notes	2.70	3/1/2029	50,000		44,596
The Georgetown University, Sr. Unscd. Bonds	5.12	4/1/2053	100,000		95,072
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000		83,755
The Washington University, Sr. Unscd. Bonds, Ser. 2022	3.52	4/15/2054	100,000		73,425

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Commercial & Professional Services - .3% (continued)
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000	[a] 37,670
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	100,000	79,080
				1,443,460
Commercial Mortgage Pass-Through Certificates - .8%
Bank, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000	343,548
Bank, Ser. 2020-BN27, Cl. AS	2.55	4/15/2063	150,000	119,994
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000	162,262
BBCMS Mortgage Trust, Ser. 2022-C15, CI. A5	3.66	4/15/2055	300,000	261,949
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000	274,518
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000	322,862
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. AS	2.91	9/15/2043	500,000	363,893
Benchmark Mortgage Trust, Ser. 2022-B35, CI. A5	4.59	5/15/2055	150,000	135,545
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	250,000	232,745
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	535,000	515,786
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/10/2052	250,000	217,708
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000	169,983
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	300,000	279,625
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	466,980
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	600,000	562,521
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	199,997	192,246
				4,622,165
Consumer Discretionary - .1%
Las Vegas Sands Corp., Sr. Unscd. Notes	3.50	8/18/2026	100,000	94,283
Marriott International, Inc., Sr. Unscd. Notes	5.00	10/15/2027	200,000	197,263
Warnermedia Holdings, Inc., Gtd. Notes	4.28	3/15/2032	100,000	86,172

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Consumer Discretionary - .1% (continued)
Warnermedia Holdings, Inc., Gtd. Notes	5.14	3/15/2052	200,000	153,281
Warnermedia Holdings, Inc., Gtd. Notes	5.39	3/15/2062	200,000	153,237
				684,236
Consumer Durables & Apparel - .1%
NIKE, Inc., Sr. Unscd. Notes	3.38	3/27/2050	100,000	71,035
Ralph Lauren Corp., Sr. Unscd. Notes	2.95	6/15/2030	200,000	175,203
Tapestry, Inc., Sr. Unscd. Notes	7.05	11/27/2025	200,000	203,112
				449,350
Consumer Staples - .2%
Church & Dwight Co., Inc., Sr. Unscd. Notes	3.95	8/1/2047	150,000	115,555
Colgate-Palmolive Co., Sr. Unscd. Notes	3.70	8/1/2047	100,000	77,867
Haleon US Capital LLC, Gtd. Notes	3.63	3/24/2032	250,000	219,695
Kenvue, Inc., Gtd. Notes	5.20	3/22/2063	100,000	92,654
The Estee Lauder Companies, Inc., Sr. Unscd. Notes	2.60	4/15/2030	150,000	129,426
The Procter & Gamble Company, Sr. Unscd. Notes	1.00	4/23/2026	100,000	92,502
The Procter & Gamble Company, Sr. Unscd. Notes	1.95	4/23/2031	200,000	165,591
Unilever Capital Corp., Gtd. Notes	1.38	9/14/2030	150,000	119,579
				1,012,869
Diversified Financials - .8%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	299,000	249,730
Affiliated Managers Group, Inc., Sr. Unscd. Notes	3.50	8/1/2025	250,000	243,046
Air Lease Corp., Sr. Unscd. Notes	3.38	7/1/2025	150,000	145,822
Ally Financial, Inc., Sr. Unscd. Notes	6.85	1/3/2030	100,000	101,082
American Express Co., Sr. Unscd. Notes	3.30	5/3/2027	300,000	282,349
BlackRock Funding, Inc., Gtd. Notes	5.00	3/14/2034	100,000	97,169
Blackstone Secured Lending Fund, Sr. Unscd. Notes	3.63	1/15/2026	150,000	143,094
Blue Owl Capital Corp., Sr. Unscd. Notes	3.40	7/15/2026	200,000	187,593
Capital One Financial Corp., Sr. Unscd. Notes	3.27	3/1/2030	200,000	176,629
Capital One Financial Corp., Sub. Notes	3.75	7/28/2026	450,000	430,604
CI Financial Corp., Sr. Unscd. Notes	4.10	6/15/2051	300,000	176,412

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Diversified Financials - .8% (continued)
FS KKR Capital Corp., Sr. Unscd. Notes	3.40	1/15/2026	200,000		189,159
Golub Capital BDC, Inc., Sr. Unscd. Notes	7.05	12/5/2028	100,000		101,076
Intercontinental Exchange, Inc., Sr. Unscd. Notes	2.10	6/15/2030	200,000		166,328
Intercontinental Exchange, Inc., Sr. Unscd. Notes	2.65	9/15/2040	75,000		51,436
Intercontinental Exchange, Inc., Sr. Unscd. Notes	3.00	6/15/2050	200,000		127,141
Intercontinental Exchange, Inc., Sr. Unscd. Notes	4.60	3/15/2033	50,000		46,889
Intercontinental Exchange, Inc., Sr. Unscd. Notes	5.20	6/15/2062	65,000		59,083
Jefferies Financial Group, Inc., Sr. Unscd. Debs.	6.45	6/8/2027	35,000		35,663
Lazard Group LLC, Sr. Unscd. Notes	6.00	3/15/2031	100,000		99,955
Legg Mason, Inc., Gtd. Notes	5.63	1/15/2044	100,000		96,454
Mastercard, Inc., Sr. Unscd. Notes	3.85	3/26/2050	100,000		77,520
Nomura Holdings, Inc., Sr. Unscd. Notes	2.17	7/14/2028	300,000		260,090
Oaktree Specialty Lending Corp., Sr. Unscd. Notes	7.10	2/15/2029	100,000		100,417
Prospect Capital Corp., Sr. Unscd. Notes	3.36	11/15/2026	300,000		274,332
Sixth Street Specialty Lending, Inc., Sr. Unscd. Notes	6.95	8/14/2028	100,000		101,384
The Charles Schwab Corp., Sr. Unscd. Notes	2.90	3/3/2032	200,000		167,256
TPG Operating Group II LP, Gtd. Notes	5.88	3/5/2034	100,000		97,642
Visa, Inc., Sr. Unscd. Notes	2.00	8/15/2050	140,000	[a]	76,411
Visa, Inc., Sr. Unscd. Notes	3.65	9/15/2047	55,000		41,818
				4,403,584
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	[a]	95,203
Electronic Components - .1%
Honeywell International, Inc., Sr. Unscd. Notes	1.10	3/1/2027	200,000		179,232
Jabil, Inc., Sr. Unscd. Notes	3.00	1/15/2031	200,000		167,425
Jabil, Inc., Sr. Unscd. Notes	5.45	2/1/2029	100,000		98,583
				445,240

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Energy - 1.8%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., Sr. Unscd. Notes	4.49	5/1/2030	200,000		190,287
BP Capital Markets America, Inc., Gtd. Notes	3.80	9/21/2025	150,000		146,838
BP Capital Markets America, Inc., Gtd. Notes	3.94	9/21/2028	300,000		285,455
BP Capital Markets America, Inc., Gtd. Notes	4.23	11/6/2028	100,000		96,087
BP Capital Markets America, Inc., Gtd. Notes	4.81	2/13/2033	100,000		95,645
Canadian Natural Resources Ltd., Sr. Unscd. Notes	6.25	3/15/2038	200,000		201,701
Cenovus Energy, Inc., Sr. Unscd. Notes	6.75	11/15/2039	34,000		35,832
Chevron Corp., Sr. Unscd. Notes	3.08	5/11/2050	150,000	[a]	100,160
ConocoPhillips Co., Gtd. Notes	5.05	9/15/2033	100,000		97,459
ConocoPhillips Co., Gtd. Notes	5.70	9/15/2063	100,000		98,254
ConocoPhillips Co., Gtd. Notes	5.95	3/15/2046	100,000		101,725
ConocoPhillips Co., Sr. Unscd. Notes	6.95	4/15/2029	125,000		134,184
Devon Energy Corp., Sr. Unscd. Notes	5.85	12/15/2025	71,000		71,085
Diamondback Energy, Inc., Gtd. Notes	5.15	1/30/2030	200,000		196,227
Diamondback Energy, Inc., Gtd. Notes	5.90	4/18/2064	200,000		190,395
Enbridge, Inc., Gtd. Notes	4.25	12/1/2026	250,000		242,400
Enbridge, Inc., Gtd. Notes	6.70	11/15/2053	150,000		160,508
Energy Transfer LP, Gtd. Notes	5.00	5/15/2044	100,000		84,106
Energy Transfer LP, Sr. Unscd. Notes	3.75	5/15/2030	200,000		180,480
Energy Transfer LP, Sr. Unscd. Notes	4.95	1/15/2043	200,000		168,623
Energy Transfer LP, Sr. Unscd. Notes	6.10	12/1/2028	100,000		102,000
Energy Transfer LP, Sr. Unscd. Notes	6.25	4/15/2049	95,000		92,723
Energy Transfer LP, Sr. Unscd. Notes	6.55	12/1/2033	100,000		104,256
Enterprise Products Operating LLC, Gtd. Notes	3.70	2/15/2026	200,000		194,542
Enterprise Products Operating LLC, Gtd. Notes	3.95	1/31/2060	95,000		68,152
Enterprise Products Operating LLC, Gtd. Notes	4.25	2/15/2048	75,000		60,360
Enterprise Products Operating LLC, Gtd. Notes	4.90	5/15/2046	200,000		176,786
Enterprise Products Operating LLC, Gtd. Notes	5.35	1/31/2033	200,000		198,284
EOG Resources, Inc., Sr. Unscd. Notes	3.90	4/1/2035	200,000		176,112

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Energy - 1.8% (continued)
Equinor ASA, Gtd. Notes	3.63	4/6/2040	200,000		159,633
Exxon Mobil Corp., Sr. Unscd. Notes	3.10	8/16/2049	230,000		153,543
Halliburton Co., Sr. Unscd. Bonds	7.45	9/15/2039	200,000		231,833
Halliburton Co., Sr. Unscd. Notes	3.80	11/15/2025	167,000		162,732
Hess Corp., Sr. Unscd. Notes	5.60	2/15/2041	150,000		146,011
Kinder Morgan, Inc., Gtd. Notes	3.60	2/15/2051	200,000		133,454
Kinder Morgan, Inc., Gtd. Notes	5.00	2/1/2029	400,000		390,414
Marathon Oil Corp., Sr. Unscd. Notes	6.60	10/1/2037	150,000		152,906
Marathon Petroleum Corp., Sr. Unscd. Notes	4.75	9/15/2044	150,000		126,048
MPLX LP, Sr. Unscd. Notes	4.90	4/15/2058	115,000		92,450
MPLX LP, Sr. Unscd. Notes	5.00	3/1/2033	100,000		94,088
MPLX LP, Sr. Unscd. Notes	5.50	2/15/2049	150,000		136,373
ONEOK Partners LP, Gtd. Notes	6.85	10/15/2037	60,000		63,037
ONEOK, Inc., Gtd. Notes	5.55	11/1/2026	100,000		99,916
ONEOK, Inc., Gtd. Notes	5.80	11/1/2030	100,000		100,416
ONEOK, Inc., Gtd. Notes	6.05	9/1/2033	100,000		101,149
ONEOK, Inc., Gtd. Notes	6.63	9/1/2053	100,000		104,369
Phillips 66, Gtd. Notes	1.30	2/15/2026	200,000		185,822
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unscd. Notes	4.90	2/15/2045	250,000		207,761
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.00	3/15/2027	300,000		295,650
Shell International Finance BV, Gtd. Notes	2.38	11/7/2029	200,000		173,777
Shell International Finance BV, Gtd. Notes	2.75	4/6/2030	100,000		87,869
Shell International Finance BV, Gtd. Notes	3.25	4/6/2050	250,000	[a]	169,843
Shell International Finance BV, Gtd. Notes	4.13	5/11/2035	260,000		233,834
Suncor Energy, Inc., Sr. Unscd. Notes	4.00	11/15/2047	50,000		36,549
Suncor Energy, Inc., Sr. Unscd. Notes	6.50	6/15/2038	150,000		153,901
Targa Resources Corp., Gtd. Notes	6.15	3/1/2029	200,000		203,502
Tennessee Gas Pipeline Co. LLC, Gtd. Debs.	7.63	4/1/2037	70,000		78,095
The Williams Companies, Inc., Sr. Unscd. Notes	4.00	9/15/2025	100,000		97,711
The Williams Companies, Inc., Sr. Unscd. Notes	5.30	8/15/2028	100,000		99,109
The Williams Companies, Inc., Sr. Unscd. Notes	6.30	4/15/2040	200,000		202,546
TotalEnergies Capital International SA, Gtd. Notes	2.83	1/10/2030	170,000		150,792

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Energy - 1.8% (continued)
TotalEnergies Capital International SA, Gtd. Notes	3.46	7/12/2049	50,000	35,565
Transcanada Pipelines Ltd., Sr. Unscd. Notes	4.88	5/15/2048	60,000	50,213
Transcanada Pipelines Ltd., Sr. Unscd. Notes	6.20	10/15/2037	75,000	75,264
Transcanada Pipelines Ltd., Sr. Unscd. Notes	7.63	1/15/2039	200,000	226,055
Valero Energy Corp., Sr. Unscd. Notes	6.63	6/15/2037	165,000	174,299
Valero Energy Corp., Sr. Unscd. Notes	7.50	4/15/2032	170,000	190,157
				9,627,352
Environmental Control - .1%
Waste Connections, Inc., Sr. Unscd. Notes	5.00	3/1/2034	300,000	286,957
Waste Management, Inc., Gtd. Notes	4.15	7/15/2049	100,000	80,911
Waste Management, Inc., Gtd. Notes	4.63	2/15/2033	100,000	95,265
Waste Management, Inc., Gtd. Notes	4.63	2/15/2030	100,000	96,896
				560,029
Food Products - .5%
Campbell Soup Co., Sr. Unscd. Notes	4.15	3/15/2028	80,000	76,246
Campbell Soup Co., Sr. Unscd. Notes	5.20	3/21/2029	100,000	98,615
Campbell Soup Co., Sr. Unscd. Notes	5.40	3/21/2034	100,000	97,592
Conagra Brands, Inc., Sr. Unscd. Notes	4.85	11/1/2028	100,000	96,827
Conagra Brands, Inc., Sr. Unscd. Notes	5.30	10/1/2026	100,000	99,326
Conagra Brands, Inc., Sr. Unscd. Notes	5.40	11/1/2048	60,000	53,861
General Mills, Inc., Sr. Unscd. Notes	2.88	4/15/2030	150,000	130,661
General Mills, Inc., Sr. Unscd. Notes	3.00	2/1/2051	150,000	92,741
Hormel Foods Corp., Sr. Unscd. Notes	1.80	6/11/2030	200,000	163,776
JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl, Gtd. Notes	2.50	1/15/2027	200,000	183,434
JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl, Gtd. Notes	5.75	4/1/2033	200,000	191,399
Kraft Heinz Foods Co., Gtd. Notes	4.38	6/1/2046	200,000	160,365
Kraft Heinz Foods Co., Gtd. Notes	6.50	2/9/2040	100,000	105,279
McCormick & Co., Inc., Sr. Unscd. Notes	0.90	2/15/2026	200,000	184,527
McCormick & Co., Inc., Sr. Unscd. Notes	2.50	4/15/2030	150,000	126,970

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Food Products - .5% (continued)
Mondelez International, Inc., Sr. Unscd. Notes	2.75	4/13/2030	138,000		119,607
Pilgrim's Pride Corp., Gtd. Notes	6.25	7/1/2033	100,000		99,561
Sysco Corp., Gtd. Notes	5.38	9/21/2035	200,000		196,287
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	150,000		142,557
Tyson Foods, Inc., Sr. Unscd. Bonds	5.15	8/15/2044	250,000		217,190
				2,636,821
Foreign Governmental - 1.2%
Export Development Canada, Govt. Gtd. Notes	3.88	2/14/2028	100,000		96,472
Export-Import Bank of Korea, Sr. Unscd. Notes	4.63	1/11/2027	200,000		197,184
Export-Import Bank of Korea, Sr. Unscd. Notes	5.00	1/11/2028	300,000		297,945
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		25,572
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		333,765
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		279,968
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000		273,706
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		246,318
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		172,663
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		189,000
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	300,000		243,968
Mexico, Sr. Unscd. Notes	4.28	8/14/2041	300,000		230,543
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		199,417
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	350,000	[a]	310,416
Mexico, Sr. Unscd. Notes	6.40	5/7/2054	200,000	[a]	188,469
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	250,000		225,397
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		128,831
Panama, Sr. Unscd. Notes	6.40	2/14/2035	300,000		276,031
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		383,764
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	300,000		305,790
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		310,620
Philippines, Sr. Unscd. Notes	5.17	10/13/2027	200,000		198,795
Philippines, Sr. Unscd. Notes	5.61	4/13/2033	200,000		201,720
Poland, Sr. Unscd. Notes	5.13	9/18/2034	60,000		57,873
Poland, Sr. Unscd. Notes	5.50	11/16/2027	300,000		302,058
Poland, Sr. Unscd. Notes	5.50	3/18/2054	75,000		70,696
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		75,211
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	225,000		228,844

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Foreign Governmental - 1.2% (continued)
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	100,000		111,595
Province of Quebec Canada, Sr. Unscd. Notes	3.63	4/13/2028	100,000		95,061
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		92,799
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000		349,350
				6,699,841
Health Care - 2.9%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	100,000	[a]	81,106
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000		183,609
AbbVie, Inc., Sr. Unscd. Notes	4.25	11/21/2049	290,000		237,141
AbbVie, Inc., Sr. Unscd. Notes	4.25	11/14/2028	110,000		106,038
AbbVie, Inc., Sr. Unscd. Notes	4.75	3/15/2045	200,000		178,373
AbbVie, Inc., Sr. Unscd. Notes	4.80	3/15/2027	300,000		296,458
Aetna, Inc., Sr. Unscd. Notes	4.75	3/15/2044	100,000		83,300
Aetna, Inc., Sr. Unscd. Notes	6.63	6/15/2036	150,000		158,143
Amgen, Inc., Sr. Unscd. Notes	2.45	2/21/2030	70,000		59,728
Amgen, Inc., Sr. Unscd. Notes	2.60	8/19/2026	100,000		94,014
Amgen, Inc., Sr. Unscd. Notes	2.80	8/15/2041	200,000		137,077
Amgen, Inc., Sr. Unscd. Notes	3.00	1/15/2052	200,000		126,825
Amgen, Inc., Sr. Unscd. Notes	3.38	2/21/2050	60,000		41,065
Amgen, Inc., Sr. Unscd. Notes	4.40	2/22/2062	200,000		153,775
Amgen, Inc., Sr. Unscd. Notes	4.66	6/15/2051	100,000		83,390
AstraZeneca Finance LLC, Gtd. Notes	4.80	2/26/2027	100,000		98,847
AstraZeneca Finance LLC, Gtd. Notes	5.00	2/26/2034	200,000		194,672
AstraZeneca PLC, Sr. Unscd. Notes	1.38	8/6/2030	270,000		215,224
AstraZeneca PLC, Sr. Unscd. Notes	4.38	8/17/2048	45,000		37,880
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000		255,568
Baxalta, Inc., Gtd. Notes	5.25	6/23/2045	200,000		185,539
Becton Dickinson & Co., Sr. Unscd. Notes	4.69	2/13/2028	100,000		97,332
Biogen, Inc., Sr. Unscd. Notes	4.05	9/15/2025	250,000		244,305
Boston Scientific Corp., Sr. Unscd. Notes	1.90	6/1/2025	300,000		288,489
Bristol-Myers Squibb Co., Sr. Unscd. Notes	0.75	11/13/2025	200,000		186,575
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.35	11/13/2040	200,000		129,716
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.95	3/15/2032	55,000		46,521
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.40	7/26/2029	78,000		71,531

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Health Care - 2.9% (continued)
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.55	3/15/2042	40,000	30,505
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.90	2/20/2028	90,000	85,960
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.35	11/15/2047	90,000	73,258
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.55	2/20/2048	70,000	59,069
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.90	2/22/2027	100,000	99,183
Bristol-Myers Squibb Co., Sr. Unscd. Notes	5.20	2/22/2034	100,000	97,976
Bristol-Myers Squibb Co., Sr. Unscd. Notes	5.55	2/22/2054	100,000	96,580
Cardinal Health, Inc., Sr. Unscd. Notes	4.60	3/15/2043	300,000	250,712
Cencora, Inc., Sr. Unscd. Notes	2.80	5/15/2030	100,000	86,583
Centene Corp., Sr. Unscd. Notes	2.45	7/15/2028	230,000	200,974
Centene Corp., Sr. Unscd. Notes	2.63	8/1/2031	190,000	152,203
CommonSpirit Health, Sr. Scd. Notes	5.55	12/1/2054	150,000	143,245
CVS Health Corp., Sr. Unscd. Notes	1.75	8/21/2030	85,000	68,007
CVS Health Corp., Sr. Unscd. Notes	3.25	8/15/2029	100,000	89,702
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	300,000	287,970
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	250,000	220,228
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	200,000	170,709
Danaher Corp., Sr. Unscd. Notes	4.38	9/15/2045	250,000	214,340
Dignity Health, Scd. Bonds	5.27	11/1/2064	154,000	136,476
Elevance Health, Inc., Sr. Unscd. Notes	2.25	5/15/2030	200,000	167,079
Elevance Health, Inc., Sr. Unscd. Notes	3.60	3/15/2051	60,000	42,210
Elevance Health, Inc., Sr. Unscd. Notes	3.65	12/1/2027	300,000	283,133
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	250,000	236,540
Eli Lilly & Co., Sr. Unscd. Notes	4.50	2/9/2027	100,000	98,556
Eli Lilly & Co., Sr. Unscd. Notes	5.00	2/9/2054	100,000	93,064
Gilead Sciences, Inc., Sr. Unscd. Notes	1.20	10/1/2027	80,000	70,077
Gilead Sciences, Inc., Sr. Unscd. Notes	4.15	3/1/2047	220,000	173,640
GlaxoSmithKline Capital, Inc., Gtd. Bonds	6.38	5/15/2038	300,000	324,492
HCA, Inc., Gtd. Notes	4.13	6/15/2029	110,000	102,234
HCA, Inc., Gtd. Notes	5.13	6/15/2039	50,000	45,112
HCA, Inc., Gtd. Notes	5.25	6/15/2049	100,000	86,589

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Health Care - 2.9% (continued)
HCA, Inc., Gtd. Notes	6.00	4/1/2054	100,000		95,371
HCA, Inc., Gtd. Notes	6.10	4/1/2064	100,000		94,779
Humana, Inc., Sr. Unscd. Notes	4.95	10/1/2044	150,000		128,670
Humana, Inc., Sr. Unscd. Notes	5.75	3/1/2028	150,000		150,810
Humana, Inc., Sr. Unscd. Notes	5.75	4/15/2054	100,000		94,028
Humana, Inc., Sr. Unscd. Notes	5.95	3/15/2034	100,000		100,163
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	200,000		130,498
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	180,000		171,787
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000		37,473
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	300,000		283,178
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	3.00	6/1/2051	70,000		45,327
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000		161,560
Merck & Co., Inc., Sr. Unscd. Notes	1.45	6/24/2030	200,000		161,225
Merck & Co., Inc., Sr. Unscd. Notes	2.35	6/24/2040	50,000		33,472
Merck & Co., Inc., Sr. Unscd. Notes	2.45	6/24/2050	60,000		34,826
Merck & Co., Inc., Sr. Unscd. Notes	3.90	3/7/2039	55,000		46,278
Merck & Co., Inc., Sr. Unscd. Notes	4.05	5/17/2028	200,000		193,208
Merck & Co., Inc., Sr. Unscd. Notes	4.50	5/17/2033	200,000	[a]	189,137
Merck & Co., Inc., Sr. Unscd. Notes	5.15	5/17/2063	60,000		55,556
Mount Sinai Hospital, Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000		216,189
Mylan, Inc., Gtd. Notes	5.40	11/29/2043	150,000		126,614
Northwell Healthcare, Inc., Scd. Notes	3.98	11/1/2046	250,000		193,190
Novartis Capital Corp., Gtd. Notes	2.20	8/14/2030	240,000		203,110
Novartis Capital Corp., Gtd. Notes	2.75	8/14/2050	60,000		37,993
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.45	5/19/2028	200,000		194,046
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	4.75	5/19/2033	200,000		190,624
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes	5.30	5/19/2053	200,000		186,642
Pfizer, Inc., Sr. Unscd. Notes	0.80	5/28/2025	300,000		285,947
Pfizer, Inc., Sr. Unscd. Notes	2.55	5/28/2040	300,000		204,192
Pfizer, Inc., Sr. Unscd. Notes	3.45	3/15/2029	100,000		93,000
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000		187,645
Stryker Corp., Sr. Unscd. Notes	3.50	3/15/2026	100,000		96,465
Stryker Corp., Sr. Unscd. Notes	4.38	5/15/2044	100,000		84,736
Stryker Corp., Sr. Unscd. Notes	4.85	12/8/2028	100,000		97,998

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Health Care - 2.9% (continued)
Takeda Pharmaceutical Co. Ltd., Sr. Unscd. Notes	5.00	11/26/2028	200,000	196,430
The Cigna Group, Gtd. Notes	3.88	10/15/2047	75,000	55,368
The Cigna Group, Gtd. Notes	4.13	11/15/2025	130,000	127,318
The Cigna Group, Gtd. Notes	4.38	10/15/2028	230,000	220,033
The Cigna Group, Sr. Unscd. Notes	2.38	3/15/2031	80,000	65,452
The Cigna Group, Sr. Unscd. Notes	5.60	2/15/2054	100,000	94,253
Thermo Fisher Scientific, Inc., Sr. Unscd. Notes	2.80	10/15/2041	200,000	138,215
Trinity Health Corp., Scd. Bonds	4.13	12/1/2045	200,000	165,096
UnitedHealth Group, Inc., Sr. Unscd. Notes	2.30	5/15/2031	75,000	61,702
UnitedHealth Group, Inc., Sr. Unscd. Notes	3.05	5/15/2041	75,000	54,317
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.20	5/15/2032	45,000	41,515
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.25	6/15/2048	80,000	65,167
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.45	12/15/2048	60,000	50,440
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.95	5/15/2062	75,000	65,515
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.25	2/15/2028	150,000	150,457
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.30	2/15/2030	150,000	150,095
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.35	2/15/2033	100,000	99,740
UnitedHealth Group, Inc., Sr. Unscd. Notes	5.38	4/15/2054	100,000	95,057
UnitedHealth Group, Inc., Sr. Unscd. Notes	6.05	2/15/2063	100,000	103,571
UnitedHealth Group, Inc., Sr. Unscd. Notes	6.88	2/15/2038	210,000	235,135
UPMC, Scd. Bonds	5.04	5/15/2033	100,000	96,508
Viatris, Inc., Gtd. Notes	2.70	6/22/2030	150,000	124,089
Zoetis, Inc., Sr. Unscd. Notes	3.00	5/15/2050	150,000	96,367
Zoetis, Inc., Sr. Unscd. Notes	5.40	11/14/2025	200,000	199,548
Zoetis, Inc., Sr. Unscd. Notes	5.60	11/16/2032	100,000	100,587
				15,816,359
Industrial - .6%
3M Co., Sr. Unscd. Notes	2.25	9/19/2026	300,000	278,651
3M Co., Sr. Unscd. Notes	2.38	8/26/2029	390,000	334,639
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.80	11/13/2025	200,000	186,963

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Industrial - .6% (continued)
Caterpillar, Inc., Sr. Unscd. Bonds	6.05	8/15/2036	237,000		251,629
Caterpillar, Inc., Sr. Unscd. Notes	3.25	4/9/2050	150,000		105,140
CNH Industrial Capital LLC, Gtd. Notes	4.55	4/10/2028	100,000		96,295
Eaton Corp., Gtd. Notes	4.15	11/2/2042	200,000		167,088
GATX Corp., Sr. Unscd. Notes	6.90	5/1/2034	100,000		106,048
Illinois Tool Works, Inc., Sr. Unscd. Notes	3.90	9/1/2042	170,000		138,121
Ingersoll Rand, Inc., Sr. Unscd. Notes	5.70	8/14/2033	100,000		99,373
Jacobs Engineering Group, Inc., Gtd. Notes	6.35	8/18/2028	100,000		101,793
John Deere Capital Corp., Sr. Unscd. Notes	0.70	1/15/2026	200,000	[a]	185,314
John Deere Capital Corp., Sr. Unscd. Notes	4.15	9/15/2027	200,000		193,897
John Deere Capital Corp., Sr. Unscd. Notes	4.95	7/14/2028	100,000		99,207
Parker-Hannifin Corp., Sr. Unscd. Notes	3.25	6/14/2029	300,000		272,489
Parker-Hannifin Corp., Sr. Unscd. Notes	4.00	6/14/2049	40,000		30,812
Stanley Black & Decker, Inc., Sr. Unscd. Notes	2.30	3/15/2030	150,000		124,552
Textron, Inc., Sr. Unscd. Notes	4.00	3/15/2026	500,000		485,575
Xylem, Inc., Sr. Unscd. Notes	4.38	11/1/2046	150,000		122,066
				3,379,652
Information Technology - .6%
Concentrix Corp., Sr. Unscd. Notes	6.85	8/2/2033	100,000	[a]	96,437
Electronic Arts, Inc., Sr. Unscd. Notes	1.85	2/15/2031	200,000		159,740
Fiserv, Inc., Sr. Unscd. Notes	4.40	7/1/2049	100,000		79,991
Fiserv, Inc., Sr. Unscd. Notes	5.63	8/21/2033	100,000		99,292
Intuit, Inc., Sr. Unscd. Notes	5.13	9/15/2028	200,000		199,505
Microsoft Corp., Sr. Unscd. Notes	2.53	6/1/2050	361,000		221,106
Microsoft Corp., Sr. Unscd. Notes	3.40	6/15/2027	100,000	[b]	95,268
Oracle Corp., Sr. Unscd. Notes	2.88	3/25/2031	205,000		173,338
Oracle Corp., Sr. Unscd. Notes	2.95	4/1/2030	150,000		130,344
Oracle Corp., Sr. Unscd. Notes	3.25	11/15/2027	250,000		232,373
Oracle Corp., Sr. Unscd. Notes	3.85	7/15/2036	250,000		204,932
Oracle Corp., Sr. Unscd. Notes	4.00	11/15/2047	160,000		117,525
Oracle Corp., Sr. Unscd. Notes	4.10	3/25/2061	210,000		146,211
Oracle Corp., Sr. Unscd. Notes	4.50	5/6/2028	100,000		96,907
Oracle Corp., Sr. Unscd. Notes	4.65	5/6/2030	100,000		95,909
Oracle Corp., Sr. Unscd. Notes	5.55	2/6/2053	100,000		91,968
Oracle Corp., Sr. Unscd. Notes	6.25	11/9/2032	150,000		155,647

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Information Technology - .6% (continued)
Oracle Corp., Sr. Unscd. Notes	6.90	11/9/2052	65,000		70,615
Roper Technologies, Inc., Sr. Unscd. Notes	1.40	9/15/2027	150,000		131,525
Roper Technologies, Inc., Sr. Unscd. Notes	3.80	12/15/2026	250,000		240,231
Salesforce, Inc., Sr. Unscd. Notes	2.90	7/15/2051	100,000		62,843
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	4.95	3/28/2028	100,000		97,901
Take-Two Interactive Software, Inc., Sr. Unscd. Notes	5.00	3/28/2026	100,000		98,784
				3,098,392
Insurance - .6%
American International Group, Inc., Sr. Unscd. Notes	3.88	1/15/2035	100,000		86,190
American International Group, Inc., Sr. Unscd. Notes	4.75	4/1/2048	200,000		173,972
American International Group, Inc., Sr. Unscd. Notes	5.13	3/27/2033	150,000		143,949
Aon Corp./Aon Global Holdings PLC, Gtd. Notes	5.00	9/12/2032	200,000		192,073
Aon Global Ltd., Gtd. Notes	4.60	6/14/2044	200,000		166,449
Arthur J. Gallagher & Co., Sr. Unscd. Notes	3.50	5/20/2051	40,000		26,647
Athene Holding Ltd., Sr. Unscd. Notes	3.95	5/25/2051	150,000		105,811
Berkshire Hathaway Finance Corp., Gtd. Notes	2.85	10/15/2050	250,000		157,474
Berkshire Hathaway Finance Corp., Gtd. Notes	4.20	8/15/2048	135,000		112,241
Berkshire Hathaway, Inc., Sr. Unscd. Notes	3.13	3/15/2026	100,000		96,380
Corebridge Financial, Inc., Sr. Unscd. Notes	3.65	4/5/2027	100,000		94,731
Corebridge Financial, Inc., Sr. Unscd. Notes	3.90	4/5/2032	100,000		87,284
Corebridge Financial, Inc., Sr. Unscd. Notes	4.40	4/5/2052	100,000		76,801
Fairfax Financial Holdings Ltd., Sr. Unscd. Notes	6.35	3/22/2054	100,000	[b]	98,926
Marsh & McLennan Cos., Inc., Sr. Unscd. Notes	4.38	3/15/2029	70,000		67,679
Marsh & McLennan Cos., Inc., Sr. Unscd. Notes	4.90	3/15/2049	65,000		57,318
Marsh & McLennan Cos., Inc., Sr. Unscd. Notes	5.15	3/15/2034	200,000		195,271
Metlife, Inc., Sr. Unscd. Notes	4.05	3/1/2045	200,000		157,603

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Insurance - .6% (continued)
Principal Financial Group, Inc., Gtd. Notes	2.13	6/15/2030	150,000		122,834
Prudential Financial, Inc., Sr. Unscd. Notes	3.70	3/13/2051	75,000		53,818
Prudential Financial, Inc., Sr. Unscd. Notes	4.60	5/15/2044	200,000		169,871
Reinsurance Group of America, Inc., Sr. Unscd. Notes	3.15	6/15/2030	300,000		262,377
The Allstate Corp., Sr. Unscd. Notes	0.75	12/15/2025	200,000		185,024
The Chubb Corp., Gtd. Notes	6.00	5/11/2037	200,000		207,399
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000		56,289
The Travelers Companies, Inc., Sr. Unscd. Notes	4.05	3/7/2048	150,000		118,764
				3,273,175
Internet Software & Services - .4%
Alphabet, Inc., Sr. Unscd. Notes	1.10	8/15/2030	100,000		79,837
Alphabet, Inc., Sr. Unscd. Notes	2.00	8/15/2026	300,000		280,514
Amazon.com, Inc., Sr. Unscd. Notes	0.80	6/3/2025	200,000		190,809
Amazon.com, Inc., Sr. Unscd. Notes	1.50	6/3/2030	200,000		163,258
Amazon.com, Inc., Sr. Unscd. Notes	1.65	5/12/2028	150,000		131,727
Amazon.com, Inc., Sr. Unscd. Notes	2.50	6/3/2050	200,000		118,586
Amazon.com, Inc., Sr. Unscd. Notes	3.25	5/12/2061	220,000		143,367
Amazon.com, Inc., Sr. Unscd. Notes	3.30	4/13/2027	100,000		95,115
Amazon.com, Inc., Sr. Unscd. Notes	3.60	4/13/2032	100,000	[a]	90,225
Amazon.com, Inc., Sr. Unscd. Notes	4.10	4/13/2062	100,000		78,254
eBay, Inc., Sr. Unscd. Notes	1.40	5/10/2026	300,000		276,317
eBay, Inc., Sr. Unscd. Notes	3.65	5/10/2051	13,000		9,141
Meta Platforms, Inc., Sr. Unscd. Notes	3.85	8/15/2032	100,000		90,844
Meta Platforms, Inc., Sr. Unscd. Notes	4.65	8/15/2062	110,000		91,600
Meta Platforms, Inc., Sr. Unscd. Notes	4.95	5/15/2033	50,000	[a]	49,008
Meta Platforms, Inc., Sr. Unscd. Notes	5.75	5/15/2063	100,000		99,731
				1,988,333
Materials - .1%
Berry Global, Inc., Sr. Scd. Notes	1.57	1/15/2026	150,000		139,770
Teck Resources Ltd., Sr. Unscd. Notes	3.90	7/15/2030	200,000	[a]	180,729
				320,499

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Media - .7%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Bonds	6.65	2/1/2034	100,000	[a]	98,651
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.25	4/1/2053	200,000		150,226
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.50	4/1/2063	100,000		74,399
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	6.48	10/23/2045	250,000		221,449
Comcast Corp., Gtd. Bonds	4.00	8/15/2047	60,000		45,824
Comcast Corp., Gtd. Notes	1.50	2/15/2031	150,000		117,616
Comcast Corp., Gtd. Notes	2.45	8/15/2052	250,000		136,411
Comcast Corp., Gtd. Notes	3.38	8/15/2025	730,000		711,411
Comcast Corp., Gtd. Notes	3.90	3/1/2038	75,000		62,175
Comcast Corp., Gtd. Notes	4.00	3/1/2048	60,000		45,945
Comcast Corp., Gtd. Notes	4.60	10/15/2038	200,000		178,400
Comcast Corp., Gtd. Notes	4.65	2/15/2033	100,000	[a]	94,640
Comcast Corp., Gtd. Notes	5.50	5/15/2064	70,000		65,260
Comcast Corp., Gtd. Notes	6.45	3/15/2037	300,000		317,697
Discovery Communications LLC, Gtd. Notes	3.95	3/20/2028	350,000		325,733
Fox Corp., Sr. Unscd. Notes	6.50	10/13/2033	200,000		205,426
Paramount Global, Sr. Unscd. Debs.	7.88	7/30/2030	150,000		154,904
Paramount Global, Sr. Unscd. Notes	4.90	8/15/2044	100,000		70,198
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000		191,691
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	350,000		253,789
Time Warner Cable LLC, Sr. Scd. Debs.	6.55	5/1/2037	250,000		227,353
				3,749,198
Metals & Mining - .2%
Barrick PD Australia Finance Pty Ltd., Gtd. Notes	5.95	10/15/2039	100,000		99,202
BHP Billiton Finance USA Ltd., Gtd. Notes	5.25	9/8/2033	45,000		44,127
Freeport-McMoRan, Inc., Gtd. Notes	5.45	3/15/2043	65,000		59,645
Newmont Corp., Gtd. Notes	6.25	10/1/2039	126,000		130,762
Newmont Corp./Newcrest Finance Pty Ltd., Gtd. Notes	5.35	3/15/2034	200,000	[b]	195,191
Nucor Corp., Sr. Unscd. Notes	2.98	12/15/2055	200,000		120,959

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Metals & Mining - .2% (continued)
Southern Copper Corp., Sr. Unscd. Notes	5.25	11/8/2042	150,000	136,891
Steel Dynamics, Inc., Sr. Unscd. Notes	3.25	10/15/2050	60,000	38,218
Vale Overseas Ltd., Gtd. Notes	3.75	7/8/2030	200,000	176,231
Vale Overseas Ltd., Gtd. Notes	6.88	11/21/2036	100,000	102,553
				1,103,779
Municipal Securities - .6%
American Municipal Power, Inc., Revenue Bonds (Combined Hydroelectric Projects) Ser. B	8.08	2/15/2050	100,000	127,027
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000	313,529
California, GO	3.50	4/1/2028	100,000	94,751
California, GO (Build America Bond)	7.55	4/1/2039	300,000	352,931
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	207,039
District of Columbia, Revenue Bonds (Build America Bond) Ser. E	5.59	12/1/2034	200,000	198,555
Illinois, GO	5.10	6/1/2033	230,000	224,821
Massachusetts, GO (Build America Bond) Ser. D	4.50	8/1/2031	200,000	189,878
Massachusetts School Building Authority, Revenue Bonds (Build America Bond)	5.72	8/15/2039	100,000	100,664
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000	344,622
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	200,000	229,265
New York City, GO (Sustainable Bond) Ser. B1	5.83	10/1/2053	20,000	21,307
New York City Municipal Water Finance Authority, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	349,606
Oklahoma Development Finance Authority, Revenue Bonds (Natural Gas Company)	4.71	5/1/2052	200,000	182,141
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bond) Ser. B	5.51	12/1/2045	200,000	191,751
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	150,000	136,861

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Municipal Securities - .6% (continued)
Texas, GO (Build America Bond)	5.52	4/1/2039	100,000		100,353
Texas Natural Gas Securitization Finance Corp., Revenue Bonds	5.17	4/1/2041	100,000		97,579
				3,462,680
Real Estate - .8%
Alexandria Real Estate Equities, Inc., Gtd. Notes	2.00	5/18/2032	100,000		76,332
Alexandria Real Estate Equities, Inc., Gtd. Notes	3.00	5/18/2051	200,000		117,819
Alexandria Real Estate Equities, Inc., Gtd. Notes	4.75	4/15/2035	100,000		91,122
American Tower Corp., Sr. Unscd. Notes	1.60	4/15/2026	300,000		277,619
American Tower Corp., Sr. Unscd. Notes	2.70	4/15/2031	150,000		123,964
American Tower Corp., Sr. Unscd. Notes	3.80	8/15/2029	90,000		82,352
Boston Properties LP, Sr. Unscd. Notes	4.50	12/1/2028	100,000		93,271
COPT Defense Properties LP, Gtd. Notes	2.00	1/15/2029	200,000	[a]	166,658
Crown Castle, Inc., Sr. Unscd. Notes	2.25	1/15/2031	200,000		160,912
Crown Castle, Inc., Sr. Unscd. Notes	3.70	6/15/2026	230,000		220,874
Crown Castle, Inc., Sr. Unscd. Notes	5.80	3/1/2034	100,000		99,105
Equifax, Inc., Sr. Unscd. Notes	1.45	5/15/2026	200,000		183,556
Equifax, Inc., Sr. Unscd. Notes	3.40	2/15/2052	200,000		131,834
Essex Portfolio LP, Gtd. Notes	2.65	3/15/2032	150,000		120,702
Federal Realty OP LP, Sr. Unscd. Notes	5.38	5/1/2028	100,000		99,024
Invitation Homes Operating Partnership LP, Gtd. Notes	5.45	8/15/2030	100,000		97,908
Invitation Homes Operating Partnership LP, Gtd. Notes	5.50	8/15/2033	100,000		96,716
Kimco Realty OP LLC, Gtd. Notes	2.70	10/1/2030	200,000		168,372
Mid-America Apartments LP, Sr. Unscd. Notes	1.10	9/15/2026	400,000		361,145
NNN REIT, Inc., Sr. Unscd. Notes	5.60	10/15/2033	100,000		98,158
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	170,000		143,051
Prologis LP, Sr. Unscd. Notes	3.00	4/15/2050	35,000		22,301
Realty Income Corp., Sr. Unscd. Notes	3.95	8/15/2027	250,000		238,951
Realty Income Corp., Sr. Unscd. Notes	4.70	12/15/2028	100,000		96,614
Realty Income Corp., Sr. Unscd. Notes	4.90	7/15/2033	100,000		93,985

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Real Estate - .8% (continued)
Rexford Industrial Realty LP, Gtd. Notes	2.15	9/1/2031	200,000		156,478
Simon Property Group LP, Sr. Unscd. Notes	2.65	7/15/2030	200,000		170,755
Simon Property Group LP, Sr. Unscd. Notes	3.25	9/13/2049	65,000		42,624
Simon Property Group LP, Sr. Unscd. Notes	3.80	7/15/2050	200,000		143,601
Simon Property Group LP, Sr. Unscd. Notes	6.25	1/15/2034	50,000		51,714
Tanger Properties LP, Sr. Unscd. Notes	2.75	9/1/2031	100,000		79,842
UDR, Inc., Gtd. Notes	2.10	8/1/2032	200,000		151,575
Ventas Realty LP, Gtd. Notes	4.00	3/1/2028	150,000		140,988
Ventas Realty LP, Gtd. Notes	4.88	4/15/2049	100,000		81,545
Welltower OP LLC, Gtd. Notes	4.13	3/15/2029	200,000		187,433
				4,668,900
Retailing - .8%
AutoZone, Inc., Sr. Unscd. Notes	3.13	4/21/2026	250,000		239,195
AutoZone, Inc., Sr. Unscd. Notes	5.05	7/15/2026	100,000		99,297
AutoZone, Inc., Sr. Unscd. Notes	5.20	8/1/2033	100,000		97,206
Costco Wholesale Corp., Sr. Unscd. Notes	1.60	4/20/2030	200,000		164,350
Costco Wholesale Corp., Sr. Unscd. Notes	3.00	5/18/2027	100,000		94,457
Dollar Tree, Inc., Sr. Unscd. Notes	4.20	5/15/2028	95,000		90,324
Lowe's Cos., Inc., Sr. Unscd. Notes	1.70	9/15/2028	200,000		171,904
Lowe's Cos., Inc., Sr. Unscd. Notes	2.80	9/15/2041	100,000		67,525
Lowe's Cos., Inc., Sr. Unscd. Notes	3.00	10/15/2050	200,000		122,977
Lowe's Cos., Inc., Sr. Unscd. Notes	3.65	4/5/2029	80,000		74,250
Lowe's Cos., Inc., Sr. Unscd. Notes	5.00	4/15/2033	100,000	[a]	96,633
Lowe's Cos., Inc., Sr. Unscd. Notes	5.80	9/15/2062	150,000		143,970
McDonald's Corp., Sr. Unscd. Notes	3.63	9/1/2049	50,000		35,796
McDonald's Corp., Sr. Unscd. Notes	4.88	12/9/2045	265,000		234,196
O'Reilly Automotive, Inc., Sr. Unscd. Notes	1.75	3/15/2031	300,000		237,143
Starbucks Corp., Sr. Unscd. Notes	2.55	11/15/2030	100,000		84,542
Starbucks Corp., Sr. Unscd. Notes	4.45	8/15/2049	250,000		204,199
Starbucks Corp., Sr. Unscd. Notes	4.75	2/15/2026	100,000		98,793
Starbucks Corp., Sr. Unscd. Notes	4.80	2/15/2033	100,000		96,079
Starbucks Corp., Sr. Unscd. Notes	4.85	2/8/2027	100,000		98,817
Target Corp., Sr. Unscd. Notes	2.50	4/15/2026	200,000	[a]	191,017
Target Corp., Sr. Unscd. Notes	4.50	9/15/2032	75,000		71,107

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Retailing - .8% (continued)
The Home Depot, Inc., Sr. Unscd. Notes	3.35	4/15/2050	250,000		172,869
The Home Depot, Inc., Sr. Unscd. Notes	3.35	9/15/2025	300,000		292,138
The Home Depot, Inc., Sr. Unscd. Notes	5.88	12/16/2036	300,000		311,096
Walmart, Inc., Sr. Unscd. Notes	3.90	4/15/2028	100,000		96,457
Walmart, Inc., Sr. Unscd. Notes	3.95	6/28/2038	90,000		78,688
Walmart, Inc., Sr. Unscd. Notes	4.00	4/15/2026	100,000		98,151
Walmart, Inc., Sr. Unscd. Notes	4.00	4/15/2030	100,000		95,287
Walmart, Inc., Sr. Unscd. Notes	4.05	6/29/2048	180,000		147,094
Walmart, Inc., Sr. Unscd. Notes	4.50	9/9/2052	150,000		130,663
				4,236,220
Semiconductors & Semiconductor Equipment - .6%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.50	1/15/2028	110,000		102,738
Broadcom, Inc., Gtd. Notes	2.60	2/15/2033	200,000	[b]	157,709
Broadcom, Inc., Gtd. Notes	3.50	2/15/2041	200,000	[b]	148,687
Broadcom, Inc., Gtd. Notes	4.75	4/15/2029	210,000		203,391
Intel Corp., Sr. Unscd. Notes	3.25	11/15/2049	150,000		97,515
Intel Corp., Sr. Unscd. Notes	3.90	3/25/2030	150,000		138,854
Intel Corp., Sr. Unscd. Notes	4.10	5/11/2047	80,000		61,950
Intel Corp., Sr. Unscd. Notes	4.88	2/10/2028	100,000		98,549
Intel Corp., Sr. Unscd. Notes	4.88	2/10/2026	100,000		99,136
Intel Corp., Sr. Unscd. Notes	5.00	2/21/2031	200,000		195,295
Intel Corp., Sr. Unscd. Notes	5.05	8/5/2062	65,000		55,722
Intel Corp., Sr. Unscd. Notes	5.13	2/10/2030	100,000		98,996
Intel Corp., Sr. Unscd. Notes	5.20	2/10/2033	100,000	[a]	97,613
Intel Corp., Sr. Unscd. Notes	5.70	2/10/2053	100,000		95,555
Intel Corp., Sr. Unscd. Notes	5.90	2/10/2063	100,000		97,418
Microchip Technology, Inc., Gtd. Notes	5.05	3/15/2029	100,000		98,318
Micron Technology, Inc., Sr. Unscd. Notes	5.88	9/15/2033	100,000	[a]	100,493
Micron Technology, Inc., Sr. Unscd. Notes	5.88	2/9/2033	100,000		100,577
NVIDIA Corp., Sr. Unscd. Notes	1.55	6/15/2028	300,000		262,752
Qualcomm, Inc., Sr. Unscd. Notes	4.30	5/20/2047	120,000		99,854
Qualcomm, Inc., Sr. Unscd. Notes	4.50	5/20/2052	25,000	[a]	21,045
Qualcomm, Inc., Sr. Unscd. Notes	4.65	5/20/2035	140,000		133,288
Qualcomm, Inc., Sr. Unscd. Notes	5.40	5/20/2033	200,000	[a]	202,729
Texas Instruments, Inc., Sr. Unscd. Notes	1.13	9/15/2026	200,000		182,095

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Semiconductors & Semiconductor Equipment - .6% (continued)
Texas Instruments, Inc., Sr. Unscd. Notes	4.15	5/15/2048	80,000		64,998
Texas Instruments, Inc., Sr. Unscd. Notes	4.60	2/8/2029	200,000		196,153
Texas Instruments, Inc., Sr. Unscd. Notes	4.60	2/8/2027	200,000		197,906
				3,409,336
Supranational Bank - 1.8%
African Development Bank, Sr. Unscd. Notes	4.13	2/25/2027	200,000		195,391
Asian Development Bank, Sr. Unscd. Notes	1.00	4/14/2026	200,000		184,865
Asian Development Bank, Sr. Unscd. Notes	1.50	3/4/2031	200,000		161,884
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000		85,285
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		83,516
Asian Development Bank, Sr. Unscd. Notes	3.88	9/28/2032	100,000		93,495
Asian Development Bank, Sr. Unscd. Notes	4.00	1/12/2033	55,000		51,786
Asian Development Bank, Sr. Unscd. Notes	4.13	1/12/2034	300,000	[a]	283,802
Asian Development Bank, Sr. Unscd. Notes	4.13	1/12/2027	300,000		293,650
Corp. Andina de Fomento, Sr. Unscd. Notes	5.00	1/24/2029	200,000		195,327
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000		185,164
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000		255,104
European Investment Bank, Sr. Unscd. Bonds	3.75	2/14/2033	100,000		92,790
European Investment Bank, Sr. Unscd. Bonds	4.13	2/13/2034	200,000		189,430
European Investment Bank, Sr. Unscd. Notes	0.38	3/26/2026	250,000		228,814
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000		464,634
European Investment Bank, Sr. Unscd. Notes	3.88	3/15/2028	130,000		125,476
European Investment Bank, Sr. Unscd. Notes	4.00	2/15/2029	200,000		193,180
European Investment Bank, Sr. Unscd. Notes	4.38	3/19/2027	300,000		295,465

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Supranational Bank - 1.8% (continued)
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000	74,853
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	150,000	139,816
Inter-American Development Bank, Sr. Unscd. Notes	3.50	4/12/2033	100,000	90,351
Inter-American Development Bank, Sr. Unscd. Notes	3.50	9/14/2029	100,000	93,738
Inter-American Development Bank, Sr. Unscd. Notes	4.38	2/1/2027	100,000	98,451
Inter-American Investment Corp., Sr. Unscd. Notes	4.13	2/15/2028	100,000	96,770
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.25	2/10/2031	175,000	139,118
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	3.88	2/14/2030	100,000	95,199
International Bank for Reconstruction & Development, Sr. Unscd. Bonds, Ser. GDIF	2.50	7/29/2025	1,000,000	966,386
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000	282,387
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000	158,896
International Bank for Reconstruction & Development, Sr. Unscd. Notes	3.50	7/12/2028	100,000	94,970
International Bank for Reconstruction & Development, Sr. Unscd. Notes	4.00	1/10/2031	300,000	285,947
International Bank for Reconstruction & Development, Sr. Unscd. Notes	4.50	4/10/2031	300,000	294,304
International Bank for Reconstruction & Development, Sr. Unscd. Notes	4.75	4/10/2026	200,000	198,688
International Bank for Reconstruction & Development, Sr. Unscd. Notes, Ser. GDIF	1.38	4/20/2028	300,000	262,585
International Finance Corp., Sr. Unscd. Notes	0.38	7/16/2025	200,000	188,491
International Finance Corp., Sr. Unscd. Notes	3.63	9/15/2025	100,000	97,788
Japan Bank for International Cooperation, Govt. Gtd. Bonds	1.88	7/21/2026	500,000	465,181

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Supranational Bank - 1.8% (continued)
Japan Bank for International Cooperation, Govt. Gtd. Notes	2.00	10/17/2029	300,000		257,240
Japan Bank for International Cooperation, Govt. Gtd. Notes, Ser. DTC	2.75	1/21/2026	250,000		239,364
Nordic Investment Bank, Sr. Unscd. Notes	3.38	9/8/2027	200,000		190,277
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	0.50	1/27/2026	250,000		230,605
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	3.75	9/14/2027	100,000		96,211
The Asian Infrastructure Investment Bank, Sr. Unscd. Notes	0.50	5/28/2025	200,000		189,680
The Korea Development Bank, Sr. Unscd. Bonds	0.80	7/19/2026	300,000		272,453
The Korea Development Bank, Sr. Unscd. Notes	4.38	2/15/2028	200,000		195,114
The Korea Development Bank, Sr. Unscd. Notes	4.63	2/15/2027	300,000		295,886
				9,749,807
Technology Hardware & Equipment - .7%
Amdocs Ltd., Sr. Unscd. Notes	2.54	6/15/2030	200,000		167,619
Apple, Inc., Sr. Unscd. Notes	0.70	2/8/2026	230,000		212,706
Apple, Inc., Sr. Unscd. Notes	1.65	2/8/2031	175,000		141,610
Apple, Inc., Sr. Unscd. Notes	2.20	9/11/2029	120,000		104,316
Apple, Inc., Sr. Unscd. Notes	2.65	5/11/2050	120,000		74,133
Apple, Inc., Sr. Unscd. Notes	2.80	2/8/2061	215,000		126,483
Apple, Inc., Sr. Unscd. Notes	2.95	9/11/2049	75,000		49,691
Apple, Inc., Sr. Unscd. Notes	3.20	5/11/2027	200,000		189,687
Apple, Inc., Sr. Unscd. Notes	3.35	8/8/2032	45,000	[a]	39,988
Apple, Inc., Sr. Unscd. Notes	3.35	2/9/2027	250,000		238,891
Apple, Inc., Sr. Unscd. Notes	4.10	8/8/2062	75,000		58,979
Apple, Inc., Sr. Unscd. Notes	4.15	5/10/2030	100,000		96,153
Apple, Inc., Sr. Unscd. Notes	4.25	2/9/2047	150,000	[a]	128,275
Apple, Inc., Sr. Unscd. Notes	4.85	5/10/2053	200,000	[a]	185,655
Booz Allen Hamilton, Inc., Gtd. Notes	5.95	8/4/2033	100,000		100,772
Dell International LLC/EMC Corp., Gtd. Notes	3.45	12/15/2051	17,000		11,199
Dell International LLC/EMC Corp., Gtd. Notes	5.40	4/15/2034	100,000		96,924
Dell International LLC/EMC Corp., Gtd. Notes	5.75	2/1/2033	200,000	[a]	201,530
Dell International LLC/EMC Corp., Sr. Unscd. Notes	6.02	6/15/2026	144,000		144,894

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Technology Hardware & Equipment - .7% (continued)
Dell International LLC/EMC Corp., Sr. Unscd. Notes	8.35	7/15/2046	28,000		34,796
DXC Technology Co., Sr. Unscd. Notes	2.38	9/15/2028	150,000		127,993
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	1.75	4/1/2026	200,000		186,254
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	4.90	10/15/2025	250,000		247,054
International Business Machines Corp., Sr. Unscd. Notes	1.70	5/15/2027	100,000		89,946
International Business Machines Corp., Sr. Unscd. Notes	3.30	5/15/2026	250,000		240,267
International Business Machines Corp., Sr. Unscd. Notes	3.50	5/15/2029	220,000		202,545
International Business Machines Corp., Sr. Unscd. Notes	4.15	5/15/2039	105,000		87,885
International Business Machines Corp., Sr. Unscd. Notes	4.25	5/15/2049	160,000	[a]	127,162
Leidos, Inc., Gtd. Notes	2.30	2/15/2031	200,000		161,394
NetApp, Inc., Sr. Unscd. Notes	2.70	6/22/2030	200,000		169,680
				4,044,481
Telecommunication Services - 1.2%
America Movil SAB de CV, Gtd. Notes	6.38	3/1/2035	100,000		105,069
America Movil SAB de CV, Sr. Unscd. Notes	4.38	4/22/2049	100,000	[a]	81,432
AT&T, Inc., Sr. Unscd. Notes	3.50	9/15/2053	365,000		240,817
AT&T, Inc., Sr. Unscd. Notes	3.80	12/1/2057	300,000		202,565
AT&T, Inc., Sr. Unscd. Notes	4.35	3/1/2029	360,000		343,617
AT&T, Inc., Sr. Unscd. Notes	4.50	3/9/2048	341,000		274,416
AT&T, Inc., Sr. Unscd. Notes	4.50	5/15/2035	150,000		134,730
AT&T, Inc., Sr. Unscd. Notes	4.85	3/1/2039	110,000		98,053
British Telecommunications PLC, Sr. Unscd. Notes	9.63	12/15/2030	175,000		209,267
Cisco Systems, Inc., Sr. Unscd. Notes	4.80	2/26/2027	100,000		99,183
Cisco Systems, Inc., Sr. Unscd. Notes	4.95	2/26/2031	300,000		295,215
Cisco Systems, Inc., Sr. Unscd. Notes	5.05	2/26/2034	200,000		195,740
Cisco Systems, Inc., Sr. Unscd. Notes	5.50	1/15/2040	250,000		249,120
Corning, Inc., Sr. Unscd. Notes	3.90	11/15/2049	150,000		111,312
Deutsche Telekom International Finance BV, Gtd. Bonds	8.75	6/15/2030	300,000		346,024
Motorola Solutions, Inc., Sr. Unscd. Notes	5.00	4/15/2029	100,000		97,826
Orange SA, Sr. Unscd. Notes	9.00	3/1/2031	150,000		177,327
Rogers Communications, Inc., Gtd. Bonds	7.50	8/15/2038	125,000		140,852

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Telecommunication Services - 1.2% (continued)
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	150,000	129,852
Telefonica Emisiones SA, Gtd. Notes	7.05	6/20/2036	100,000	107,139
T-Mobile USA, Inc., Gtd. Notes	2.05	2/15/2028	150,000	132,647
T-Mobile USA, Inc., Gtd. Notes	2.55	2/15/2031	200,000	165,952
T-Mobile USA, Inc., Gtd. Notes	4.50	4/15/2050	100,000	81,391
T-Mobile USA, Inc., Gtd. Notes	4.95	3/15/2028	100,000	98,221
T-Mobile USA, Inc., Gtd. Notes	5.05	7/15/2033	100,000	95,854
T-Mobile USA, Inc., Gtd. Notes	5.65	1/15/2053	200,000	191,928
T-Mobile USA, Inc., Gtd. Notes	5.80	9/15/2062	100,000	97,128
Verizon Communications, Inc., Sr. Unscd. Notes	1.75	1/20/2031	200,000	158,003
Verizon Communications, Inc., Sr. Unscd. Notes	2.36	3/15/2032	125,000	99,784
Verizon Communications, Inc., Sr. Unscd. Notes	2.88	11/20/2050	200,000	121,879
Verizon Communications, Inc., Sr. Unscd. Notes	3.70	3/22/2061	365,000	249,204
Verizon Communications, Inc., Sr. Unscd. Notes	4.02	12/3/2029	627,000	584,533
Verizon Communications, Inc., Sr. Unscd. Notes	4.33	9/21/2028	250,000	239,637
Vodafone Group PLC, Sr. Unscd. Notes	5.25	5/30/2048	180,000	162,495
Vodafone Group PLC, Sr. Unscd. Notes	5.63	2/10/2053	100,000	93,684
Vodafone Group PLC, Sr. Unscd. Notes	5.75	2/10/2063	30,000	28,366
Vodafone Group PLC, Sr. Unscd. Notes	7.88	2/15/2030	125,000	139,504
				6,379,766
Transportation - .4%
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	6.15	5/1/2037	300,000	318,139
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	7.00	12/15/2025	100,000	102,524
Canadian Pacific Railway Co., Gtd. Notes	4.95	8/15/2045	150,000	132,917
Canadian Pacific Railway Co., Gtd. Notes	6.13	9/15/2115	100,000	99,072
CSX Corp., Sr. Unscd. Notes	3.80	3/1/2028	200,000	190,540
CSX Corp., Sr. Unscd. Notes	4.30	3/1/2048	50,000	40,731
CSX Corp., Sr. Unscd. Notes	4.75	11/15/2048	100,000	87,427
FedEx Corp., Gtd. Notes	4.10	2/1/2045	100,000	76,763
FedEx Corp., Gtd. Notes	4.95	10/17/2048	100,000	85,979

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Transportation - .4% (continued)
Norfolk Southern Corp., Sr. Unscd. Notes	5.05	8/1/2030	100,000		98,319
Norfolk Southern Corp., Sr. Unscd. Notes	5.35	8/1/2054	100,000		93,355
Norfolk Southern Corp., Sr. Unscd. Notes	5.55	3/15/2034	100,000		100,380
Union Pacific Corp., Sr. Unscd. Notes	3.80	4/6/2071	55,000		38,008
Union Pacific Corp., Sr. Unscd. Notes	3.84	3/20/2060	243,000		173,859
Union Pacific Corp., Sr. Unscd. Notes	3.85	2/14/2072	50,000		35,096
Union Pacific Corp., Sr. Unscd. Notes	3.95	9/10/2028	105,000		100,470
United Parcel Service, Inc., Sr. Unscd. Notes	3.75	11/15/2047	80,000		60,388
United Parcel Service, Inc., Sr. Unscd. Notes	4.88	3/3/2033	100,000		97,038
United Parcel Service, Inc., Sr. Unscd. Notes	6.20	1/15/2038	100,000		106,456
				2,037,461
U.S. Government Agencies Collateralized Municipal-Backed Securities - .8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	44,973	[c]	44,006
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	250,000	[c]	237,190
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	353,386
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	345,025
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	10/25/2029	174,178	[c]	156,423
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	161,051
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	400,000	[c]	332,468

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - .8% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1514, Cl. A2	2.86	10/25/2034	400,000	[c]	324,420
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	279,450
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1521, CI. A2	2.18	8/25/2036	300,000	[c]	217,676
Federal National Mortgage Association, ACES, Ser. 2017-M12, Cl. A2	3.16	6/25/2027	621,732	[c]	585,361
Federal National Mortgage Association, ACES, Ser. 2018-M1, Cl. A2	3.09	12/25/2027	268,006	[c]	249,626
Federal National Mortgage Association, ACES, Ser. 2018-M10, Cl. A2	3.47	7/25/2028	199,565	[c]	187,280
Federal National Mortgage Association, ACES, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	245,225	[c]	221,579
Federal National Mortgage Association, ACES, Ser. 2020-M1, Cl. A2	2.44	10/25/2029	400,000	[c]	348,771
Federal National Mortgage Association, ACES, Ser. 2020-M14, Cl. A2	1.78	5/25/2030	291,545	[c]	242,360
Federal National Mortgage Association, ACES, Ser. 2022-M1, Cl. A2	1.72	10/25/2031	200,000	[c]	156,629
				4,442,701
U.S. Government Agencies Mortgage-Backed - 26.9%
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036-3/1/2052			3,670,611	[c]	2,808,820
2.00%, 8/1/2028-4/1/2052			13,280,626	[c]	10,323,893
2.50%, 3/1/2028-5/1/2052			11,098,216	[c]	9,055,549
3.00%, 10/1/2026-3/1/2052			6,071,592	[c]	5,248,415
3.50%, 11/1/2025-7/1/2052			3,769,213	[c]	3,347,645
4.00%, 1/1/2025-7/1/2052			2,754,312	[c]	2,518,266
4.50%, 9/1/2024-11/1/2052			1,992,287	[c]	1,869,965
5.00%, 4/1/2025-2/1/2048			448,783	[c]	437,742
5.50%, 5/1/2027-2/1/2053			317,149	[c]	313,122
6.00%, 6/1/2028-7/1/2039			214,466	[c]	217,007

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Government Agencies Mortgage-Backed - 26.9% (continued)
6.25%, 8/1/2034, (1 Year U.S.Treasury Yield Curve Constant Rate +2.25%)			201	[c,d]	201
6.50%, 4/1/2026-9/1/2037			50,383	[c]	51,363
7.00%, 12/1/2024-9/1/2031			4,773	[c]	4,882
7.50%, 8/1/2025-7/1/2030			756	[c]	761
8.00%, 5/1/2026-10/1/2031			1,389	[c]	1,411
8.50%, 6/1/2030			120	[c]	125
Federal National Mortgage Association:
1.50%			775,000	[c,e]	651,788
1.50%, 9/1/2035-9/1/2051			4,561,313	[c]	3,531,991
2.00%			5,700,000	[c,e]	4,394,251
2.00%, 7/1/2028-6/1/2052			18,881,908	[c]	14,744,894
2.50%, 7/1/2027-5/1/2052			16,127,881	[c]	13,075,068
3.00%, 10/1/2026-3/1/2052			12,031,399	[c]	10,312,588
3.50%			50,000	[c,e]	46,409
3.50%, 8/1/2025-6/1/2052			7,241,930	[c]	6,451,702
4.00%, 7/1/2024-9/1/2052			4,536,592	[c]	4,157,046
4.00%			125,000	[c,e]	118,632
4.50%, 9/1/2030-4/1/2049			1,345,808	[c]	1,275,901
4.50%			1,900,000	[c,e]	1,756,660
5.00%			4,000,000	[c,e]	3,794,912
5.00%, 11/1/2028-6/1/2049			652,107	[c]	634,662
5.50%			4,575,000	[c,e]	4,444,563
5.50%, 1/1/2032-12/1/2038			361,271	[c]	359,591
6.00%			3,375,000	[c,e]	3,344,062
6.00%, 1/1/2026-11/1/2038			447,235	[c]	452,158
6.50%, 2/1/2028-10/1/2037			110,385	[c]	112,725
6.50%			2,550,000	[c,e]	2,569,540
7.00%, 9/1/2026-7/1/2032			8,474	[c]	8,656
7.00%			825,000	[c,e]	842,209
7.50%, 4/1/2026-6/1/2031			4,951	[c]	4,980
8.00%, 5/1/2027-8/1/2030			825	[c]	837
8.50%, 7/1/2030			93	[c]	97
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			91,059		76,773
3.00%, 9/15/2042-8/15/2045			446,730		387,793
3.50%, 2/15/2026-8/15/2045			310,180		281,185
4.00%, 2/15/2041-9/15/2045			355,727		328,177
4.50%, 3/15/2039-2/15/2041			344,474		329,230
5.00%, 7/15/2033-4/15/2040			460,155		451,682
5.50%, 2/15/2033-11/15/2038			174,980		175,589

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Government Agencies Mortgage-Backed - 26.9% (continued)
6.00%, 1/15/2029-10/15/2036			61,745		63,366
6.50%, 8/15/2029-11/15/2033			17,272		17,586
7.00%, 10/15/2027-8/15/2032			18,356		18,548
7.50%, 12/15/2026-11/15/2030			5,878		5,890
8.00%, 12/15/2029-3/15/2032			2,780		2,887
8.25%, 6/15/2027			191		191
8.50%, 10/15/2026			921		923
Government National Mortgage Association II:
2.00%			1,750,000	[e]	1,377,389
2.00%, 9/20/2050-5/20/2052			5,506,629		4,340,927
2.50%			200,000	[e]	163,985
2.50%, 3/20/2027-7/20/2052			7,251,766		5,967,514
3.00%, 1/20/2028-5/20/2052			6,092,738		5,263,385
3.50%, 9/20/2028-9/20/2052			4,565,175		4,087,315
4.00%, 9/20/2043-9/20/2052			1,948,044		1,802,398
4.00%			450,000	[e]	407,825
4.50%			450,000	[e]	419,140
4.50%, 7/20/2041-8/20/2052			1,617,866		1,536,914
5.00%, 9/20/2040-2/20/2049			127,247		125,032
5.00%			1,825,000	[e]	1,747,164
5.50%			1,950,000	[e]	1,911,740
5.50%, 10/20/2031-6/20/2041			31,241		31,640
6.00%			1,550,000	[e]	1,553,913
6.50%, 2/20/2028			105		106
6.50%			900,000	[e]	911,371
7.00%			350,000	[e]	356,076
8.50%, 7/20/2025			11		11
				147,428,754
U.S. Government Agencies Obligations - 1.0%
Federal Farm Credit Bank Funding Corp., Bonds	1.65	7/23/2035	200,000		139,015
Federal Farm Credit Bank Funding Corp., Bonds	4.82	6/23/2026	1,000,000		989,963
Federal Home Loan Bank, Bonds	3.25	11/16/2028	500,000		469,629
Federal Home Loan Bank, Bonds	5.50	7/15/2036	480,000		507,562
Federal Home Loan Mortgage Corp., Notes	0.80	10/27/2026	125,000	[c]	112,508
Federal Home Loan Mortgage Corp., Unscd. Notes	0.38	9/23/2025	500,000	[c]	468,040
Federal National Mortgage Association, Notes	0.38	8/25/2025	500,000	[c]	469,731
Federal National Mortgage Association, Notes	0.88	12/18/2026	325,000	[c]	291,382

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Government Agencies Obligations - 1.0% (continued)
Federal National Mortgage Association, Notes	1.88	9/24/2026	1,000,000	[c]	929,521
Federal National Mortgage Association, Notes	6.25	5/15/2029	540,000	[a,c]	575,788
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	150,000		150,868
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		181,245
				5,285,252
U.S. Treasury Securities - 41.9%
U.S. Treasury Bonds	1.13	5/15/2040	2,360,000		1,390,280
U.S. Treasury Bonds	1.25	5/15/2050	500,000		236,348
U.S. Treasury Bonds	1.38	11/15/2040	170,000		103,086
U.S. Treasury Bonds	1.38	8/15/2050	1,095,000		534,625
U.S. Treasury Bonds	1.63	11/15/2050	3,060,000		1,600,045
U.S. Treasury Bonds	1.75	8/15/2041	665,000	[a]	422,444
U.S. Treasury Bonds	1.88	2/15/2051	670,000		374,232
U.S. Treasury Bonds	1.88	2/15/2041	690,000		453,702
U.S. Treasury Bonds	1.88	11/15/2051	1,995,000		1,106,835
U.S. Treasury Bonds	2.00	2/15/2050	1,145,000		666,694
U.S. Treasury Bonds	2.00	11/15/2041	1,405,000		928,672
U.S. Treasury Bonds	2.00	8/15/2051	2,090,000		1,200,485
U.S. Treasury Bonds	2.25	8/15/2046	875,000		561,299
U.S. Treasury Bonds	2.25	8/15/2049	525,000		326,013
U.S. Treasury Bonds	2.25	2/15/2052	1,220,000		744,295
U.S. Treasury Bonds	2.38	11/15/2049	640,000		408,337
U.S. Treasury Bonds	2.38	5/15/2051	1,975,000		1,246,487
U.S. Treasury Bonds	2.50	2/15/2045	1,525,000		1,047,008
U.S. Treasury Bonds	2.50	5/15/2046	950,000		642,642
U.S. Treasury Bonds	2.75	8/15/2047	1,375,000		963,870
U.S. Treasury Bonds	2.75	8/15/2042	175,000		129,572
U.S. Treasury Bonds	2.75	11/15/2042	982,000		724,378
U.S. Treasury Bonds	2.88	11/15/2046	385,000		278,606
U.S. Treasury Bonds	2.88	5/15/2052	1,415,000		996,083
U.S. Treasury Bonds	2.88	5/15/2049	2,271,000		1,614,450
U.S. Treasury Bonds	2.88	5/15/2043	1,420,000		1,063,170
U.S. Treasury Bonds	3.00	2/15/2047	1,135,000		837,971
U.S. Treasury Bonds	3.00	8/15/2052	1,160,000		837,783
U.S. Treasury Bonds	3.00	8/15/2048	875,000	[a]	639,536
U.S. Treasury Bonds	3.00	5/15/2042	320,000		247,275
U.S. Treasury Bonds	3.00	11/15/2044	732,000		551,116
U.S. Treasury Bonds	3.13	2/15/2043	165,000		128,893
U.S. Treasury Bonds	3.13	8/15/2044	471,000		363,056

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Treasury Securities - 41.9% (continued)
U.S. Treasury Bonds	3.25	5/15/2042	365,000		293,297
U.S. Treasury Bonds	3.38	5/15/2044	915,000		735,878
U.S. Treasury Bonds	3.38	8/15/2042	540,000		440,712
U.S. Treasury Bonds	3.38	11/15/2048	1,640,000		1,284,133
U.S. Treasury Bonds	3.50	2/15/2039	640,000	[a]	557,800
U.S. Treasury Bonds	3.63	2/15/2053	300,000		245,180
U.S. Treasury Bonds	3.63	5/15/2053	2,770,000		2,264,691
U.S. Treasury Bonds	3.63	8/15/2043	615,000		516,096
U.S. Treasury Bonds	3.63	2/15/2044	1,723,000		1,441,633
U.S. Treasury Bonds	3.75	11/15/2043	1,730,000		1,476,514
U.S. Treasury Bonds	3.75	8/15/2041	1,550,000		1,349,771
U.S. Treasury Bonds	3.88	2/15/2043	965,000		843,282
U.S. Treasury Bonds	3.88	5/15/2043	1,055,000		920,364
U.S. Treasury Bonds	3.88	8/15/2040	270,000		241,581
U.S. Treasury Bonds	4.00	11/15/2042	415,000		369,869
U.S. Treasury Bonds	4.00	11/15/2052	560,000		490,831
U.S. Treasury Bonds	4.13	8/15/2053	1,290,000		1,155,558
U.S. Treasury Bonds	4.25	2/15/2054	520,000		476,206
U.S. Treasury Bonds	4.25	11/15/2040	330,000		308,550
U.S. Treasury Bonds	4.25	5/15/2039	880,000		833,095
U.S. Treasury Bonds	4.38	8/15/2043	390,000		364,345
U.S. Treasury Bonds	4.38	5/15/2041	890,000		842,302
U.S. Treasury Bonds	4.38	5/15/2040	130,000		123,954
U.S. Treasury Bonds	4.38	11/15/2039	375,000		358,667
U.S. Treasury Bonds	4.38	2/15/2038	40,000		38,823
U.S. Treasury Bonds	4.50	2/15/2044	335,000		318,145
U.S. Treasury Bonds	4.50	8/15/2039	100,000		97,207
U.S. Treasury Bonds	4.75	11/15/2053	1,750,000		1,741,523
U.S. Treasury Bonds	4.75	2/15/2041	1,185,000		1,175,488
U.S. Treasury Bonds	4.75	11/15/2043	360,000		353,250
U.S. Treasury Bonds	6.00	2/15/2026	1,490,000	[a]	1,518,665
U.S. Treasury Bonds	6.13	11/15/2027	85,000		88,616
U.S. Treasury Bonds	6.50	11/15/2026	1,225,000		1,275,818
U.S. Treasury Bonds	6.75	8/15/2026	1,405,000	[a]	1,460,102
U.S. Treasury Bonds	6.88	8/15/2025	1,420,000	[a]	1,455,389
U.S. Treasury Notes	0.25	9/30/2025	180,000		168,029
U.S. Treasury Notes	0.25	10/31/2025	750,000		697,544
U.S. Treasury Notes	0.25	6/30/2025	1,765,000		1,667,098
U.S. Treasury Notes	0.25	8/31/2025	1,700,000		1,593,285
U.S. Treasury Notes	0.38	1/31/2026	730,000		672,769
U.S. Treasury Notes	0.38	9/30/2027	520,000		447,860
U.S. Treasury Notes	0.38	7/31/2027	950,000		823,494
U.S. Treasury Notes	0.38	11/30/2025	345,000		320,311

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Treasury Securities - 41.9% (continued)
U.S. Treasury Notes	0.50	2/28/2026	660,000		607,664
U.S. Treasury Notes	0.50	6/30/2027	120,000		104,852
U.S. Treasury Notes	0.50	10/31/2027	240,000		206,897
U.S. Treasury Notes	0.50	4/30/2027	935,000		822,325
U.S. Treasury Notes	0.63	12/31/2027	2,170,000		1,867,217
U.S. Treasury Notes	0.63	7/31/2026	1,585,000		1,439,626
U.S. Treasury Notes	0.63	11/30/2027	2,190,000		1,890,714
U.S. Treasury Notes	0.63	8/15/2030	3,846,000		2,999,880
U.S. Treasury Notes	0.75	3/31/2026	1,275,000	[a]	1,176,113
U.S. Treasury Notes	0.75	8/31/2026	1,725,000		1,566,482
U.S. Treasury Notes	0.88	11/15/2030	2,265,000		1,784,484
U.S. Treasury Notes	0.88	9/30/2026	900,000		817,488
U.S. Treasury Notes	1.00	7/31/2028	1,145,000		980,742
U.S. Treasury Notes	1.13	10/31/2026	2,890,000	[a]	2,633,400
U.S. Treasury Notes	1.13	2/15/2031	3,535,000	[a]	2,816,815
U.S. Treasury Notes	1.13	8/31/2028	1,915,000		1,645,142
U.S. Treasury Notes	1.25	11/30/2026	1,910,000		1,741,383
U.S. Treasury Notes	1.25	12/31/2026	1,320,000		1,200,736
U.S. Treasury Notes	1.25	3/31/2028	1,265,000		1,106,480
U.S. Treasury Notes	1.25	9/30/2028	2,500,000		2,154,150
U.S. Treasury Notes	1.25	8/15/2031	120,000		94,809
U.S. Treasury Notes	1.25	4/30/2028	1,530,000		1,334,776
U.S. Treasury Notes	1.25	5/31/2028	2,410,000		2,097,783
U.S. Treasury Notes	1.38	10/31/2028	1,650,000		1,426,638
U.S. Treasury Notes	1.38	12/31/2028	1,500,000	[a]	1,290,674
U.S. Treasury Notes	1.38	11/15/2031	3,050,000		2,413,193
U.S. Treasury Notes	1.50	2/15/2030	1,105,000		926,862
U.S. Treasury Notes	1.50	1/31/2027	755,000		689,675
U.S. Treasury Notes	1.50	11/30/2028	2,600,000		2,256,109
U.S. Treasury Notes	1.63	9/30/2026	239,000		221,140
U.S. Treasury Notes	1.63	5/15/2031	3,765,000		3,081,858
U.S. Treasury Notes	1.63	5/15/2026	1,000,000		934,727
U.S. Treasury Notes	1.75	1/31/2029	2,680,000		2,342,226
U.S. Treasury Notes	1.88	2/15/2032	3,635,000		2,971,612
U.S. Treasury Notes	1.88	2/28/2027	2,325,000		2,141,361
U.S. Treasury Notes	1.88	6/30/2026	1,746,000		1,635,716
U.S. Treasury Notes	1.88	2/28/2029	1,280,000		1,123,550
U.S. Treasury Notes	2.00	11/15/2026	2,015,000		1,875,446
U.S. Treasury Notes	2.00	8/15/2025	1,278,000		1,227,978
U.S. Treasury Notes	2.13	5/31/2026	875,000		825,610
U.S. Treasury Notes	2.25	2/15/2027	1,510,000	[a]	1,407,161
U.S. Treasury Notes	2.25	3/31/2026	1,450,000		1,376,990
U.S. Treasury Notes	2.25	11/15/2025	500,000		478,770

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Treasury Securities - 41.9% (continued)
U.S. Treasury Notes	2.25	11/15/2027	605,000		554,792
U.S. Treasury Notes	2.25	8/15/2027	1,180,000		1,087,605
U.S. Treasury Notes	2.38	4/30/2026	691,200		656,626
U.S. Treasury Notes	2.38	5/15/2027	1,875,000		1,744,373
U.S. Treasury Notes	2.38	3/31/2029	1,800,000		1,615,254
U.S. Treasury Notes	2.50	3/31/2027	1,395,000		1,306,232
U.S. Treasury Notes	2.63	1/31/2026	375,000		359,590
U.S. Treasury Notes	2.63	2/15/2029	1,950,000		1,774,767
U.S. Treasury Notes	2.75	4/30/2027	965,000	[a]	908,532
U.S. Treasury Notes	2.75	5/15/2025	1,840,000		1,794,000
U.S. Treasury Notes	2.75	7/31/2027	905,000		848,455
U.S. Treasury Notes	2.75	8/15/2032	3,000,000		2,601,973
U.S. Treasury Notes	2.75	2/15/2028	2,320,000		2,155,833
U.S. Treasury Notes	2.88	6/15/2025	1,670,000		1,627,728
U.S. Treasury Notes	2.88	5/15/2032	2,975,000		2,614,572
U.S. Treasury Notes	2.88	5/31/2025	750,000		731,484
U.S. Treasury Notes	2.88	7/31/2025	1,726,000	[a]	1,677,928
U.S. Treasury Notes	2.88	4/30/2029	1,285,000		1,179,615
U.S. Treasury Notes	3.00	7/15/2025	480,000		467,794
U.S. Treasury Notes	3.00	9/30/2025	80,000		77,647
U.S. Treasury Notes	3.13	8/15/2025	1,795,000		1,749,634
U.S. Treasury Notes	3.13	11/15/2028	1,095,000		1,022,970
U.S. Treasury Notes	3.13	8/31/2027	600,000		568,641
U.S. Treasury Notes	3.25	6/30/2027	2,190,000		2,088,541
U.S. Treasury Notes	3.25	6/30/2029	885,000		825,280
U.S. Treasury Notes	3.38	5/15/2033	940,000		849,672
U.S. Treasury Notes	3.50	1/31/2028	1,125,000		1,074,617
U.S. Treasury Notes	3.50	4/30/2028	1,125,000		1,072,661
U.S. Treasury Notes	3.50	2/15/2033	1,730,000		1,582,342
U.S. Treasury Notes	3.50	9/15/2025	775,000		757,896
U.S. Treasury Notes	3.63	5/31/2028	1,000,000	[a]	957,559
U.S. Treasury Notes	3.63	3/31/2028	1,115,000		1,068,788
U.S. Treasury Notes	3.63	5/15/2026	1,990,000		1,936,558
U.S. Treasury Notes	3.75	12/31/2028	655,000		628,032
U.S. Treasury Notes	3.75	6/30/2030	1,250,000		1,185,742
U.S. Treasury Notes	3.75	4/15/2026	1,045,000		1,020,120
U.S. Treasury Notes	3.88	8/15/2033	1,730,000		1,624,443
U.S. Treasury Notes	3.88	11/30/2027	1,145,000		1,109,420
U.S. Treasury Notes	3.88	12/31/2027	1,135,000		1,099,332
U.S. Treasury Notes	3.88	9/30/2029	405,000		388,689
U.S. Treasury Notes	4.00	10/31/2029	395,000		381,268
U.S. Treasury Notes	4.00	6/30/2028	1,800,000		1,747,723
U.S. Treasury Notes	4.00	1/31/2029	1,500,000	[a]	1,453,682

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Treasury Securities - 41.9% (continued)
U.S. Treasury Notes	4.00	2/15/2034	3,100,000		2,935,797
U.S. Treasury Notes	4.00	7/31/2030	860,000		826,877
U.S. Treasury Notes	4.00	2/28/2030	1,755,000		1,691,073
U.S. Treasury Notes	4.00	12/15/2025	845,000		830,212
U.S. Treasury Notes	4.00	2/15/2026	1,035,000		1,015,937
U.S. Treasury Notes	4.00	2/29/2028	1,315,000		1,278,247
U.S. Treasury Notes	4.13	7/31/2028	785,000	[a]	765,712
U.S. Treasury Notes	4.13	9/30/2027	965,000		943,740
U.S. Treasury Notes	4.13	3/31/2029	1,395,000		1,358,817
U.S. Treasury Notes	4.13	2/15/2027	1,130,000	[a]	1,107,532
U.S. Treasury Notes	4.13	3/31/2031	1,195,000		1,154,482
U.S. Treasury Notes	4.13	6/15/2026	1,985,000		1,949,875
U.S. Treasury Notes	4.13	10/31/2027	1,605,000	[a]	1,568,480
U.S. Treasury Notes	4.13	11/15/2032	1,775,000		1,704,555
U.S. Treasury Notes	4.25	2/28/2029	1,335,000	[a]	1,308,039
U.S. Treasury Notes	4.25	1/31/2026	1,265,000	[a]	1,247,310
U.S. Treasury Notes	4.25	5/31/2025	740,000	[a]	732,282
U.S. Treasury Notes	4.25	12/31/2025	1,260,000		1,242,478
U.S. Treasury Notes	4.25	3/15/2027	1,165,000	[a]	1,145,477
U.S. Treasury Notes	4.25	2/28/2031	875,000		852,031
U.S. Treasury Notes	4.25	10/15/2025	1,275,000		1,258,888
U.S. Treasury Notes	4.38	11/30/2028	1,235,000		1,216,523
U.S. Treasury Notes	4.38	11/30/2030	1,405,000		1,378,382
U.S. Treasury Notes	4.38	12/15/2026	315,000		310,804
U.S. Treasury Notes	4.38	8/31/2028	1,125,000		1,107,971
U.S. Treasury Notes	4.38	8/15/2026	1,025,000		1,011,527
U.S. Treasury Notes	4.50	4/15/2027	1,500,000		1,484,883
U.S. Treasury Notes	4.50	3/31/2026	1,375,000	[a]	1,361,304
U.S. Treasury Notes	4.50	11/15/2033	1,980,000	[a]	1,951,383
U.S. Treasury Notes	4.50	7/15/2026	1,985,000		1,964,452
U.S. Treasury Notes	4.63	4/30/2031	920,000		915,759
U.S. Treasury Notes	4.63	4/30/2029	2,250,000		2,241,562
U.S. Treasury Notes	4.63	6/30/2025	1,035,000		1,028,248
U.S. Treasury Notes	4.63	9/15/2026	1,065,000		1,056,804
U.S. Treasury Notes	4.63	9/30/2028	1,185,000		1,178,496
U.S. Treasury Notes	4.63	3/15/2026	1,400,000		1,389,090
U.S. Treasury Notes	4.63	11/15/2026	1,080,000	[a]	1,071,984
U.S. Treasury Notes	4.63	2/28/2026	800,000	[a]	793,906
U.S. Treasury Notes	4.75	7/31/2025	1,230,000	[a]	1,223,610
U.S. Treasury Notes	4.88	4/30/2026	1,445,000		1,440,738
U.S. Treasury Notes	4.88	10/31/2030	1,200,000	[a]	1,210,711
U.S. Treasury Notes	4.88	10/31/2028	900,000	[a]	904,289
U.S. Treasury Notes	4.88	11/30/2025	1,215,000		1,210,064

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
U.S. Treasury Securities - 41.9% (continued)
U.S. Treasury Notes	5.00	10/31/2025	960,000		957,900
U.S. Treasury Notes	5.00	9/30/2025	1,280,000		1,276,950
				229,537,858
Utilities - 2.2%
AEP Texas, Inc., Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000		131,185
Alabama Power Co., Sr. Unscd. Notes	3.13	7/15/2051	150,000		97,939
Alabama Power Co., Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	100,000		73,318
Ameren Illinois Co., First Mortgage Bonds	1.55	11/15/2030	100,000		79,123
Ameren Illinois Co., First Mortgage Bonds	4.50	3/15/2049	100,000		83,361
American Water Capital Corp., Sr. Unscd. Notes	3.75	9/1/2047	110,000		81,486
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	150,000		114,975
Atmos Energy Corp., Sr. Unscd. Notes	1.50	1/15/2031	150,000		118,739
Atmos Energy Corp., Sr. Unscd. Notes	5.90	11/15/2033	200,000		205,411
Atmos Energy Corp., Sr. Unscd. Notes	6.20	11/15/2053	100,000		106,249
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	3.80	7/15/2048	200,000		143,792
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	5.15	11/15/2043	250,000		231,844
Commonwealth Edison Co., First Mortgage Bonds	4.00	3/1/2049	100,000		75,925
Consolidated Edison Company of New York, Inc., Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000		207,638
Consolidated Edison Company of New York, Inc., Sr. Unscd. Notes	5.50	3/15/2034	100,000		99,743
Constellation Energy Generation LLC, Sr. Unscd. Notes	5.75	3/15/2054	100,000		94,176
Constellation Energy Generation LLC, Sr. Unscd. Notes	6.25	10/1/2039	200,000		201,421
Consumers Energy Co., First Mortgage Bonds	2.65	8/15/2052	58,000	[a]	34,325
Consumers Energy Co., First Mortgage Bonds	4.90	2/15/2029	100,000		98,354
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. A	1.45	4/15/2026	200,000		184,528
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	200,000		177,229

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.6% (continued)
Utilities - 2.2% (continued)
Dominion Energy, Inc., Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	102,351
DTE Electric Co., First Mortgage Bonds	2.95	3/1/2050	100,000	62,883
DTE Electric Co., First Mortgage Bonds, Ser. C	2.63	3/1/2031	150,000	126,789
Duke Energy Carolinas LLC, First Mortgage Bonds	2.45	2/1/2030	200,000	171,486
Duke Energy Carolinas LLC, First Mortgage Bonds	3.20	8/15/2049	200,000	131,865
Duke Energy Corp., Sr. Unscd. Notes	4.50	8/15/2032	200,000	184,224
Duke Energy Florida LLC, First Mortgage Bonds	6.40	6/15/2038	150,000	156,574
Duke Energy Ohio, Inc., First Mortgage Bonds	5.65	4/1/2053	200,000	191,885
Duke Energy Progress LLC, First Mortgage Bonds	5.10	3/15/2034	100,000	96,589
Duke Energy Progress NC Storm Funding LLC, Sr. Scd. Notes, Ser. A2	2.39	7/1/2037	150,000	117,877
Emera US Finance LP, Gtd. Notes	4.75	6/15/2046	100,000	78,051
Entergy Louisiana LLC, First Mortgage Bonds	1.60	12/15/2030	100,000	78,388
Entergy Texas, Inc., First Mortgage Bonds	5.80	9/1/2053	100,000	98,213
Evergy Kansas Central, Inc., First Mortgage Bonds	3.45	4/15/2050	150,000	101,044
Evergy Metro, Inc., Mortgage Bonds	4.95	4/15/2033	100,000	95,252
Florida Power & Light Co., First Mortgage Bonds	3.99	3/1/2049	100,000	77,472
Florida Power & Light Co., First Mortgage Bonds	4.05	10/1/2044	200,000	160,918
Georgia Power Co., Sr. Unscd. Notes	3.25	3/30/2027	250,000	234,929
Hydro-Quebec, Govt. Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000	23,962
Idaho Power Co., First Mortgage Notes, Ser. K	4.20	3/1/2048	217,000	166,629
Indiana Michigan Power Co., Sr. Unscd. Notes	6.05	3/15/2037	300,000	301,913
Interstate Power & Light Co., Sr. Unscd. Debs.	3.70	9/15/2046	150,000	107,418
Interstate Power & Light Co., Sr. Unscd. Notes	4.10	9/26/2028	150,000	141,977
National Rural Utilities Cooperative Finance Corp., Scd. Notes	4.15	12/15/2032	200,000	180,508

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Utilities - 2.2% (continued)
National Rural Utilities Cooperative Finance Corp., Sr. Unscd. Notes	4.45	3/13/2026	100,000		98,383
NextEra Energy Capital Holdings, Inc., Gtd. Debs.	5.65	5/1/2079	150,000		143,234
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.90	2/28/2028	100,000		97,894
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.00	2/28/2030	100,000	[a]	97,747
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.05	2/28/2033	100,000		95,939
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.25	2/28/2053	30,000		27,067
NextEra Energy Capital Holdings, Inc., Gtd. Notes	5.75	9/1/2025	100,000		100,090
NiSource, Inc., Sr. Unscd. Notes	0.95	8/15/2025	200,000		188,226
NiSource, Inc., Sr. Unscd. Notes	1.70	2/15/2031	150,000		117,092
Oncor Electric Delivery Co. LLC, Sr. Scd. Notes	4.95	9/15/2052	100,000		88,996
Oncor Electric Delivery Co. LLC, Sr. Scd. Notes	5.75	3/15/2029	170,000		172,465
Pacific Gas & Electric Co., First Mortgage Bonds	3.15	1/1/2026	310,000		296,463
Pacific Gas & Electric Co., First Mortgage Bonds	4.50	7/1/2040	215,000		174,628
Pacific Gas & Electric Co., First Mortgage Bonds	4.95	7/1/2050	245,000		199,446
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	150,000		112,079
PacifiCorp, First Mortgage Bonds	5.30	2/15/2031	100,000		97,757
PacifiCorp, First Mortgage Bonds	5.80	1/15/2055	100,000		92,343
PECO Energy Co., First Mortgage Bonds	2.85	9/15/2051	200,000		121,898
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A2	4.72	6/1/2037	100,000		93,850
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A4	5.21	12/1/2047	100,000		93,514
PPL Electric Utilities Corp., First Mortgage Bonds	3.00	10/1/2049	100,000		65,072
Progress Energy, Inc., Sr. Unscd. Notes	7.75	3/1/2031	280,000		311,936
Public Service Electric & Gas Co., First Mortgage Bonds	5.45	8/1/2053	100,000		96,426
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	0.80	8/15/2025	150,000		140,803
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	1.60	8/15/2030	200,000		157,843

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.6% (continued)
Utilities - 2.2% (continued)
Puget Sound Energy, Inc., Sr. Scd. Notes	3.25	9/15/2049	150,000		97,550
San Diego Gas & Electric Co., First Mortgage Bonds	4.95	8/15/2028	100,000		98,579
San Diego Gas & Electric Co., First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	100,000		65,754
San Diego Gas & Electric Co., Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000		79,945
Sempra, Sr. Unscd. Notes	4.00	2/1/2048	50,000		37,018
Southern California Edison Co., First Mortgage Bonds	5.95	11/1/2032	200,000		203,615
Southern California Edison Co., First Mortgage Bonds	3.65	2/1/2050	300,000	[a]	209,251
Southern California Edison Co., Sr. Unscd. Notes	6.65	4/1/2029	200,000		207,394
Southern Co. Gas Capital Corp., Gtd. Notes, Ser. 21A	3.15	9/30/2051	200,000		122,714
Southernwestern Public Service Co., First Mortgage Bonds	3.40	8/15/2046	200,000		133,120
Southwestern Electric Power Co., Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	150,000		140,941
Tampa Electric Co., Sr. Unscd. Notes	4.35	5/15/2044	100,000		81,086
Tucson Electric Power Co., Sr. Unscd. Notes	4.00	6/15/2050	150,000		110,052
Virginia Electric & Power Co., Sr. Unscd. Notes	5.30	8/15/2033	100,000		97,284
Virginia Electric & Power Co., Sr. Unscd. Notes, Ser. B	3.75	5/15/2027	300,000		286,107
Virginia Electric & Power Co., Sr. Unscd. Notes, Ser. C	4.63	5/15/2052	100,000		82,365
Washington Gas Light Co., Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	150,000		107,941
WEC Energy Group, Inc., Sr. Unscd. Notes	5.15	10/1/2027	200,000		197,944
Wisconsin Electric Power Co., Sr. Unscd. Debs.	4.75	9/30/2032	200,000	[a]	190,945
Xcel Energy, Inc., Sr. Unscd. Notes	5.45	8/15/2033	100,000		96,671
Xcel Energy, Inc., Sr. Unscd. Notes	6.50	7/1/2036	200,000		207,633
				11,965,058
Total Bonds and Notes (cost $608,557,184)			550,744,618

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 5.0%
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $27,358,822)	5.41	27,358,822	[f] 27,358,822

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,812,332)	5.41	3,812,332	[f] 3,812,332
Total Investments (cost $639,728,338)		106.3%	581,915,772
Liabilities, Less Cash and Receivables		(6.3%)	(34,282,239)
Net Assets		100.0%	547,633,533

a Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $37,380,203 and the value of the collateral was $40,321,009, consisting of cash collateral of $3,812,332 and U.S. Government & Agency securities valued at $36,508,677. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2024, these securities were valued at $695,781 or .13% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	46.3
Mortgage Securities	28.7
Financial	8.2
Investment Companies	5.7
Consumer, Non-cyclical	4.6
Communications	2.2
Utilities	2.2
Consumer, Cyclical	1.9
Technology	1.9
Energy	1.8
Industrial	1.8
Basic Materials	.6
Asset Backed Securities	.4
Banks	.0
106.3

† Based on net assets.

See notes to financial statements.

TBA Sale Commitments
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 1.3%
U.S. Government Agencies Mortgage-Backed - 1.3%
Federal National Mortgage Association
1.50%	(700,000)	[a]	(501,772)
2.50%	(1,500,000)	[a]	(1,248,375)
3.00%	(3,425,000)	[a]	(2,840,708)
3.50%	(1,300,000)	[a]	(1,120,672)
Government National Mortgage Association II
3.00%	(975,000)		(829,552)
3.50%	(625,000)		(550,588)
Total Sale Commitments (proceeds $7,300,996)		(7,091,667)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - 5.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 5.0%	28,005,579	54,454,427	(55,101,184)	27,358,822	679,483
Investment of Cash Collateral for Securities Loaned - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	8,065,980	25,002,464	(29,256,112)	3,812,332	30,882	††
Total - 5.7%	36,071,559	79,456,891	(84,357,296)	31,171,154	710,365

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $37,380,203)—Note 1(c):
Unaffiliated issuers	608,557,184	550,744,618
Affiliated issuers	31,171,154	31,171,154
Cash		202,416
Receivable for investment securities sold		17,146,649
Dividends, interest and securities lending income receivable		4,283,614
Receivable for shares of Common Stock subscribed		320,055
		603,868,506
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		108,958
Payable for investment securities purchased		42,837,215
TBA sale commitments, at value (proceeds $7,300,996)—Note 4		7,091,667
Liability for securities on loan—Note 1(c)		3,812,332
Payable for shares of Common Stock redeemed		2,372,980
Directors’ fees and expenses payable		11,821
		56,234,973
Net Assets ($)		547,633,533
Composition of Net Assets ($):
Paid-in capital		652,401,878
Total distributable earnings (loss)		(104,768,345)
Net Assets ($)		547,633,533

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	325,101,180	222,532,353
Shares Outstanding	37,382,824	25,597,400
Net Asset Value Per Share ($)	8.70	8.69

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Interest	9,940,822
Dividends from affiliated issuers	679,483
Income from securities lending—Note 1(c)	30,882
Total Income	10,651,187
Expenses:
Management fee—Note 3(a)	420,377
Distribution fees—Note 3(b)	275,470
Directors’ fees—Note 3(a,c)	38,000
Loan commitment fees—Note 2	6,055
Total Expenses	739,902
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(38,000)
Net Expenses	701,902
Net Investment Income	9,949,285
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(7,096,185)
Net change in unrealized appreciation (depreciation) on investments	24,081,520
Net Realized and Unrealized Gain (Loss) on Investments	16,985,335
Net Increase in Net Assets Resulting from Operations	26,934,620

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	9,949,285	20,283,292
Net realized gain (loss) on investments	(7,096,185)	(17,364,474)
Net change in unrealized appreciation (depreciation) on investments	24,081,520	628,919
Net Increase (Decrease) in Net Assets Resulting from Operations	26,934,620	3,547,737
Distributions ($):
Distributions to shareholders:
Class I	(6,156,607)	(13,440,827)
Investor Shares	(3,716,658)	(6,649,340)
Total Distributions	(9,873,265)	(20,090,167)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	43,278,063	96,871,151
Investor Shares	27,050,149	54,214,174
Distributions reinvested:
Class I	5,528,209	11,784,299
Investor Shares	3,620,410	6,473,673
Cost of shares redeemed:
Class I	(81,344,662)	(175,274,645)
Investor Shares	(22,913,274)	(56,740,073)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(24,781,105)	(62,671,421)
Total Increase (Decrease) in Net Assets	(7,719,750)	(79,213,851)
Net Assets ($):
Beginning of Period	555,353,283	634,567,134
End of Period	547,633,533	555,353,283
Capital Share Transactions (Shares):
Class Ia
Shares sold	4,863,889	10,784,920
Shares issued for distributions reinvested	620,099	1,319,374
Shares redeemed	(9,098,150)	(19,635,022)
Net Increase (Decrease) in Shares Outstanding	(3,614,162)	(7,530,728)
Investor Shares[a]
Shares sold	3,043,981	6,070,059
Shares issued for distributions reinvested	406,387	725,607
Shares redeemed	(2,585,663)	(6,365,839)
Net Increase (Decrease) in Shares Outstanding	864,705	429,827

[a]	During the period ended October 31, 2023, 783 Class Investor shares representing $6,925 were exchanged for 783 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

50

60

Six Months Ended
Class I Shares	April 30, 2024	Year Ended October 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.45	8.71	10.70	11.01	10.64	9.83
Investment Operations:
Net investment income[a]	.16	.29	.21	.19	.24	.28
Net realized and unrealized gain (loss) on investments	.25	(.26)	(1.88)	(.25)	.40	.82
Total from Investment Operations	.41	.03	(1.67)	(.06)	.64	1.10
Distributions:
Dividends from net investment income	(.16)	(.29)	(.22)	(.21)	(.27)	(.29)
Dividends from net realized gain on investments	-	-	(.10)	(.04)	-	(.00)[b]
Total Distributions	(.16)	(.29)	(.32)	(.25)	(.27)	(.29)
Net asset value, end of period	8.70	8.45	8.71	10.70	11.01	10.64
Total Return (%)	4.82[c]	.24	(15.94)	(.51)	6.02	11.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.17[d]	.17	.16	.16	.16	.16
Ratio of net expenses to average net assets	.15[d]	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	3.65[d]	3.28	2.15	1.71	2.23	2.74
Portfolio Turnover Rate[e]	81.63[c]	160.90	248.23	183.21	133.65	125.67
Net Assets, end of period ($ x 1,000)	325,101	346,431	422,862	734,596	897,174	815,817

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2024 and October 31, 2023, 2022, 2021, 2020 and 2019 were 50.58%, 95.89%, 143.06%, 145.54%, 113.32% and 90.56%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Investor Shares	April 30, 2024	Year Ended October 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	8.45	8.71	10.70	11.00	10.64	9.83
Investment Operations:
Net investment income[a]	.15	.27	.19	.16	.22	.26
Net realized and unrealized gain (loss) on investments	.24	(.26)	(1.88)	(.24)	.38	.82
Total from Investment Operations	.39	.01	(1.69)	(.08)	.60	1.08
Distributions:
Dividends from net investment income	(.15)	(.27)	(.20)	(.18)	(.24)	(.27)
Dividends from net realized gain on investments	-	-	(.10)	(.04)	-	(.00)[b]
Total Distributions	(.15)	(.27)	(.30)	(.22)	(.24)	(.27)
Net asset value, end of period	8.69	8.45	8.71	10.70	11.00	10.64
Total Return (%)	4.57[c]	(.02)	(16.15)	(.67)	5.67	11.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.42[d]	.42	.41	.41	.41	.41
Ratio of net expenses to average net assets	.40[d]	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	3.40[d]	3.05	1.91	1.46	2.01	2.51
Portfolio Turnover Rate[e]	81.63[c]	160.90	248.23	183.21	133.65	125.67
Net Assets, end of period ($ x 1,000)	222,532	208,922	211,706	277,722	335,180	342,772

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2024 and October 31, 2023, 2022, 2021, 2020 and 2019 were 50.58%, 95.89%, 143.06%, 145.54%, 113.32% and 90.56%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	2,494,988	-	2,494,988
Commercial Mortgage-Backed	-	4,622,165	-	4,622,165
Corporate Bonds	-	146,006,926	-	146,006,926
Foreign Governmental	-	7,463,294	-	7,463,294
Investment Companies	31,171,154	-	-	31,171,154
Municipal Securities	-	3,462,680	-	3,462,680
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	4,442,701	-	4,442,701
U.S. Government Agencies Mortgage-Backed	-	147,428,754	-	147,428,754
U.S. Government Agencies Obligations	-	5,285,252	-	5,285,252
U.S. Treasury Securities	-	229,537,858	-	229,537,858
Liabilities ($)
Investments in Securities:†
U.S. Government Agencies Mortgage-Backed	-	(7,091,667)	-	(7,091,667)

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $4,205 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	37,380,203		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	37,380,203		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(37,380,203)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

Mortgage-Related Securities Risk: Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield and/or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Indexing Strategy Risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $38,082,492 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $23,947,938 of short-term capital losses and $14,134,554 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $20,090,167 and long-term capital gains $0. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank

Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended April 30, 2024, fees reimbursed by the Adviser amounted to $38,000.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2024, Investor shares were charged $275,470 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $67,946 and Distribution Plan fees of $46,012, which are offset against an expense reimbursement currently in effect in the amount of $5,000.

(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2024, amounted to $462,345,824 and $487,187,815, respectively, of which $175,860,529 in purchases and $175,689,033 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended April 30, 2024, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments. The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At April 30, 2024, accumulated net unrealized depreciation on investments was $57,603,237, consisting of $837,863 gross unrealized appreciation and $58,441,100 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Investment Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of two other institutional core bond index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional core bond funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional core bond index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for all periods, except for the ten-year period (when there was only one other fund in the Performance Group) when the fund’s total return performance was slightly below the Performance Group median, and was below the Performance Universe median for all periods, except for the two-year period when the fund’s total return performance was slightly above the Performance Group median. The Board also considered that the fund’s yield performance was at or above the Performance Group medians for eight of the ten one-year periods ended December 31st and above the Performance Universe medians for seven of the ten one-year periods ended December 31st. It was noted that there were no more than two other funds in the Performance Group during the periods under review (except for the ten-year period when there was only one other fund in the Performance Group). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense waiver agreement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee,

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

and the fund’s total expenses were slightly higher than the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0310SA0424

BNY Mellon Institutional S&P 500 Stock Index Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, portfolio managers.

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon Institutional S&P 500 Stock Index Fund’s (the “fund”) Class I shares produced a total return of 20.85%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 20.97% for the same period.2

U.S. equities gained ground during the reporting period as inflationary pressures eased, interest rates plateaued and economic growth remained positive. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate Index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Economic Growth Drives Equity Gains

Large-cap U.S. equities gained ground during the reporting period as the U.S. Federal Reserve (the “Fed”) left the federal funds rate unchanged and forecast the possibility of rate cuts sometime in 2024. Inflation proved sticky, remaining in a range of 3.1%−3.5% throughout the period despite the highest interest rates in decades. Nevertheless, economic growth remained relatively strong, bolstered by robust consumer spending, high employment levels and healthy corporate profits. Investors appeared to accept the prospect of rates remaining higher for longer, bidding large-cap share prices to new records. At the same time, market strength broadened beyond the narrow group of artificial intelligence (“AI”)-related mega-cap names that drove most of the market’s gains early in the period.

2

Although growth stocks continued to outperform their value-oriented counterparts for the reporting period as a whole, the margin between the two investment styles diminished significantly, with all industry sectors delivering positive returns.

Growth-Oriented Technology and Media Shares Outperform

Communication services stocks produced the strongest returns in the Index, led by fast-growing, technology-centric social media companies and content providers, such as Meta Platforms, Inc., The Walt Disney Company and Netflix, Inc. The financial sector benefited from high but steady interest rates, robust capital markets activity and a stable regulatory environment, led by gains in shares of American Express Co., Citigroup, Inc. and Synchrony Financial. Information technology outperformed as well, with top performers including advanced AI chip maker NVIDIA Corp., as well as computer memory and storage device makers Western Digital Corp. and Micron Technology, Inc., both of which appeared well positioned to benefit from Chips and Science Act funding.

Conversely, the interest-rate-sensitive real estate sector was pressured by high rates and fears of an economic slowdown, while companies such as SBA Communications Corp., American Tower Corp. and Equinix, Inc. faced competitive challenges, which drove shares lower. The energy sector came under pressure from weak oil and gas prices, undermining returns from companies such as APA Corp., Schlumberger Ltd. and EQT Corp. Finally, in health care, high interest rates undermined the appeal of high-yielding stocks, while waning demand for COVID-19 vaccines and treatments led to share price contractions for some companies. Notably weak performers included Humana, Inc., Gilead Science, Inc. and Pfizer, Inc.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations, but the Index does not. Such holdings helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

As of April 30, 2024, the U.S. economy remains robust. While persistent inflation has delayed the prospect of interest rate cuts until later this year, if not beyond, markets appear to have readjusted to the prevailing, higher-for-longer environment. The impact of the strong U.S. dollar on exports remains a concern. However, in the absence of unexpected economic shocks, we expect market volatility to decrease and inflation to gradually ease, potentially setting the stage for additional market gains.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However developments unfold, in seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. As always, we continue to monitor factors that affect the fund’s investments.

May 15, 2024

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

Expenses paid per $1,000†	$1.10
Ending value (after expenses)	$1,208.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

Expenses paid per $1,000†	$1.01
Ending value (after expenses)	$1,023.87
†	Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - 1.5%
Aptiv PLC	11,281	[a]	800,951
BorgWarner, Inc.	9,511		311,675
Ford Motor Co.	160,876		1,954,643
General Motors Co.	47,083		2,096,606
Tesla, Inc.	113,005	[a]	20,711,556
			25,875,431
Banks - 3.4%
Bank of America Corp.	280,800		10,392,408
Citigroup, Inc.	77,617		4,760,251
Citizens Financial Group, Inc.	18,332		625,305
Comerica, Inc.	5,814		291,688
Fifth Third Bancorp	28,160		1,026,714
Huntington Bancshares, Inc.	60,496		814,881
JPMorgan Chase & Co.	117,909		22,607,872
KeyCorp	38,524		558,213
M&T Bank Corp.	6,660		961,637
Regions Financial Corp.	38,040		733,031
The PNC Financial Services Group, Inc.	16,382		2,510,705
Truist Financial Corp.	54,316		2,039,566
U.S. Bancorp	64,160		2,606,821
Wells Fargo & Co.	146,779		8,706,930
			58,636,022
Capital Goods - 5.8%
3M Co.	22,542		2,175,528
A.O. Smith Corp.	4,916		407,241
Allegion PLC	3,464		421,084
AMETEK, Inc.	9,372		1,636,914
Axon Enterprise, Inc.	2,919	[a]	915,574
Builders FirstSource, Inc.	5,185	[a]	947,922
Carrier Global Corp.	34,075		2,095,272
Caterpillar, Inc.	20,763		6,946,677
Cummins, Inc.	5,558		1,570,079
Deere & Co.	10,620		4,156,774
Dover Corp.	5,671		1,016,810
Eaton Corp. PLC	16,285		5,182,864
Emerson Electric Co.	23,317		2,513,106
Fastenal Co.	23,262		1,580,420
Fortive Corp.	14,456		1,088,103
GE Vernova, Inc.	11,260	[a]	1,730,775
Generac Holdings, Inc.	2,357	[a]	320,458
General Dynamics Corp.	9,260		2,658,453

6

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Capital Goods - 5.8% (continued)
General Electric Co.	44,387		7,182,704
Honeywell International, Inc.	26,887		5,181,932
Howmet Aerospace, Inc.	15,969		1,065,931
Hubbell, Inc.	2,210		818,849
Huntington Ingalls Industries, Inc.	1,630		451,396
IDEX Corp.	3,028		667,553
Illinois Tool Works, Inc.	11,090		2,707,180
Ingersoll Rand, Inc.	16,321		1,523,076
Johnson Controls International PLC	27,663		1,800,031
L3Harris Technologies, Inc.	7,765		1,662,098
Lockheed Martin Corp.	8,771		4,077,901
Masco Corp.	8,809		602,976
Nordson Corp.	2,291		591,513
Northrop Grumman Corp.	5,721		2,774,857
Otis Worldwide Corp.	16,563		1,510,546
PACCAR, Inc.	21,538		2,285,397
Parker-Hannifin Corp.	5,203		2,835,167
Pentair PLC	6,804		538,128
Quanta Services, Inc.	5,953		1,539,208
Rockwell Automation, Inc.	4,772		1,293,021
RTX Corp.	54,114		5,493,653
Snap-on, Inc.	2,057		551,194
Stanley Black & Decker, Inc.	6,195		566,223
Textron, Inc.	8,140		688,563
The Boeing Company	23,391	[a]	3,925,945
Trane Technologies PLC	9,281		2,945,233
TransDigm Group, Inc.	2,268		2,830,532
United Rentals, Inc.	2,745		1,833,633
W.W. Grainger, Inc.	1,803		1,661,194
Westinghouse Air Brake Technologies Corp.	7,307		1,177,012
Xylem, Inc.	9,727		1,271,319
			101,418,019
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	16,754		4,052,625
Broadridge Financial Solutions, Inc.	4,884		944,614
Cintas Corp.	3,499		2,303,532
Copart, Inc.	35,706	[a]	1,939,193
Dayforce, Inc.	6,137	[a]	376,628
Equifax, Inc.	4,961		1,092,363
Jacobs Solutions, Inc.	5,029		721,812
Leidos Holdings, Inc.	5,775		809,771
Paychex, Inc.	13,214		1,569,955

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Commercial & Professional Services - 1.3% (continued)
Paycom Software, Inc.	1,879		353,214
Republic Services, Inc.	8,456		1,621,015
Robert Half, Inc.	4,428		306,152
Rollins, Inc.	11,371		506,692
Veralto Corp.	9,151		857,266
Verisk Analytics, Inc.	5,975		1,302,311
Waste Management, Inc.	14,896		3,098,666
			21,855,809
Consumer Discretionary Distribution & Retail - 5.9%
Amazon.com, Inc.	372,809	[a]	65,241,575
AutoZone, Inc.	705	[a]	2,084,262
Bath & Body Works, Inc.	9,009		409,189
Best Buy Co., Inc.	7,707		567,543
CarMax, Inc.	6,331	[a]	430,318
eBay, Inc.	21,258		1,095,637
Etsy, Inc.	4,595	[a]	315,539
Genuine Parts Co.	5,705		896,883
LKQ Corp.	10,673		460,326
Lowe's Cos., Inc.	23,456		5,347,733
O'Reilly Automotive, Inc.	2,390	[a]	2,421,691
Pool Corp.	1,626		589,474
Ross Stores, Inc.	13,863		1,795,952
The Home Depot, Inc.	40,591		13,566,324
The TJX Companies, Inc.	46,481		4,373,397
Tractor Supply Co.	4,398		1,201,006
Ulta Beauty, Inc.	2,046	[a]	828,303
			101,625,152
Consumer Durables & Apparel - .8%
D.R. Horton, Inc.	12,320		1,755,477
Deckers Outdoor Corp.	1,019	[a]	834,021
Garmin Ltd.	6,110		882,712
Hasbro, Inc.	5,617		344,322
Lennar Corp., Cl. A	9,953		1,509,074
Lululemon Athletica, Inc.	4,724	[a]	1,703,474
Mohawk Industries, Inc.	2,200	[a]	253,704
NIKE, Inc., Cl. B	49,644		4,580,155
NVR, Inc.	134	[a]	996,806
PulteGroup, Inc.	8,835		984,396
Ralph Lauren Corp.	1,515		247,915
Tapestry, Inc.	9,349		373,212
			14,465,268
Consumer Services - 2.1%
Airbnb, Inc., Cl. A	17,607	[a]	2,791,942
8

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Consumer Services - 2.1% (continued)
Booking Holdings, Inc.	1,423		4,912,239
Caesars Entertainment, Inc.	8,675	[a]	310,739
Carnival Corp.	41,764	[a]	618,942
Chipotle Mexican Grill, Inc.	1,115	[a]	3,522,954
Darden Restaurants, Inc.	4,778		732,993
Domino's Pizza, Inc.	1,475		780,673
Expedia Group, Inc.	5,407	[a]	727,944
Hilton Worldwide Holdings, Inc.	10,180		2,008,310
Las Vegas Sands Corp.	14,925		662,073
Marriott International, Inc., Cl. A	10,062		2,375,940
McDonald's Corp.	29,583		8,077,342
MGM Resorts International	11,487	[a]	453,047
Norwegian Cruise Line Holdings Ltd.	17,223	[a]	325,859
Royal Caribbean Cruises Ltd.	9,481	[a]	1,323,832
Starbucks Corp.	46,176		4,086,114
Wynn Resorts Ltd.	3,887		356,244
Yum! Brands, Inc.	11,405		1,610,956
			35,678,143
Consumer Staples Distribution & Retail - 1.9%
Costco Wholesale Corp.	18,097		13,082,321
Dollar General Corp.	8,866		1,234,059
Dollar Tree, Inc.	8,418	[a]	995,428
Sysco Corp.	20,527		1,525,567
Target Corp.	18,761		3,020,146
The Kroger Company	27,024		1,496,589
Walgreens Boots Alliance, Inc.	29,485		522,769
Walmart, Inc.	174,585		10,361,620
			32,238,499
Energy - 4.1%
APA Corp.	11,930		375,079
Baker Hughes Co.	41,754		1,362,015
Chevron Corp.	70,739		11,408,079
ConocoPhillips	48,049		6,035,915
Coterra Energy, Inc.	31,076		850,239
Devon Energy Corp.	25,934		1,327,302
Diamondback Energy, Inc.	7,407		1,489,770
EOG Resources, Inc.	24,076		3,181,162
EQT Corp.	17,387		697,045
Exxon Mobil Corp.	161,956		19,154,536
Halliburton Co.	35,826		1,342,400
Hess Corp.	11,100		1,748,139
Kinder Morgan, Inc.	79,639		1,455,801
Marathon Oil Corp.	24,375		654,469

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Energy - 4.1% (continued)
Marathon Petroleum Corp.	14,975		2,721,257
Occidental Petroleum Corp.	26,908		1,779,695
ONEOK, Inc.	23,742		1,878,467
Phillips 66	17,453		2,499,444
Pioneer Natural Resources Co.	9,592		2,583,317
Schlumberger NV	58,037		2,755,597
Targa Resources Corp.	8,944		1,020,153
The Williams Companies, Inc.	49,591		1,902,311
Valero Energy Corp.	13,967		2,232,904
			70,455,096
Equity Real Estate Investment Trusts - 2.0%
Alexandria Real Estate Equities, Inc.	6,562	[b]	760,339
American Tower Corp.	18,990	[b]	3,257,924
AvalonBay Communities, Inc.	5,705	[b]	1,081,497
Boston Properties, Inc.	5,752	[b]	355,991
Camden Property Trust	4,151	[b]	413,772
Crown Castle, Inc.	17,565	[b]	1,647,246
Digital Realty Trust, Inc.	12,303	[b]	1,707,410
Equinix, Inc.	3,812	[b]	2,710,751
Equity Residential	14,161	[b]	911,968
Essex Property Trust, Inc.	2,719	[b]	669,554
Extra Space Storage, Inc.	8,592	[b]	1,153,734
Federal Realty Investment Trust	3,208	[b]	334,177
Healthpeak Properties, Inc.	29,927	[b]	556,941
Host Hotels & Resorts, Inc.	30,068	[b]	567,383
Invitation Homes, Inc.	22,806	[b]	779,965
Iron Mountain, Inc.	11,725	[b]	908,922
Kimco Realty Corp.	25,778	[b]	480,244
Mid-America Apartment Communities, Inc.	4,919	[b]	639,470
Prologis, Inc.	37,684	[b]	3,845,652
Public Storage	6,456	[b]	1,675,009
Realty Income Corp.	34,338	[b]	1,838,457
Regency Centers Corp.	6,842	[b]	405,183
SBA Communications Corp.	4,498	[b]	837,168
Simon Property Group, Inc.	13,361	[b]	1,877,621
UDR, Inc.	12,059	[b]	459,207
Ventas, Inc.	15,818	[b]	700,421
VICI Properties, Inc.	41,444	[b]	1,183,226
Welltower, Inc.	22,685	[b]	2,161,427
Weyerhaeuser Co.	30,401	[b]	917,198
			34,837,857

10

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Financial Services - 7.5%
American Express Co.	23,323		5,458,282
Ameriprise Financial, Inc.	4,127		1,699,457
Berkshire Hathaway, Inc., Cl. B	74,205	[a]	29,439,350
BlackRock, Inc.	5,703		4,303,712
Blackstone, Inc.	29,339		3,421,221
Capital One Financial Corp.	15,611		2,239,086
Cboe Global Markets, Inc.	4,443		804,849
CME Group, Inc.	14,628		3,066,614
Corpay, Inc.	2,858	[a]	863,516
Discover Financial Services	10,090		1,278,706
FactSet Research Systems, Inc.	1,589		662,438
Fidelity National Information Services, Inc.	23,786		1,615,545
Fiserv, Inc.	24,478	[a]	3,737,056
Franklin Resources, Inc.	12,533		286,254
Global Payments, Inc.	10,859		1,333,159
Intercontinental Exchange, Inc.	23,298		2,999,850
Invesco Ltd.	19,693		279,050
Jack Henry & Associates, Inc.	2,999		487,907
MarketAxess Holdings, Inc.	1,662		332,550
Mastercard, Inc., Cl. A	33,649		15,182,429
Moody's Corp.	6,474		2,397,516
Morgan Stanley	51,095		4,641,470
MSCI, Inc.	3,214		1,497,049
Nasdaq, Inc.	13,772		824,254
Northern Trust Corp.	8,390		691,252
PayPal Holdings, Inc.	43,711	[a]	2,968,851
Raymond James Financial, Inc.	7,544		920,368
S&P Global, Inc.	13,104		5,449,036
State Street Corp.	12,627		915,331
Synchrony Financial	16,253		714,807
T. Rowe Price Group, Inc.	9,022		988,541
The Bank of New York Mellon Corp.	31,246		1,765,087
The Charles Schwab Corp.	60,696		4,488,469
The Goldman Sachs Group, Inc.	13,300		5,675,243
Visa, Inc., Cl. A	64,505		17,326,688
			130,754,993
Food, Beverage & Tobacco - 2.8%
Altria Group, Inc.	71,709		3,141,571
Archer-Daniels-Midland Co.	21,785		1,277,908
Brown-Forman Corp., Cl. B	7,554		361,459
Bunge Global SA	5,655		575,453
Campbell Soup Co.	7,552		345,202

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Food, Beverage & Tobacco - 2.8% (continued)
Conagra Brands, Inc.	19,906		612,707
Constellation Brands, Inc., Cl. A	6,559		1,662,444
General Mills, Inc.	23,317		1,642,916
Hormel Foods Corp.	11,645		414,096
Kellanova	11,070		640,510
Keurig Dr. Pepper, Inc.	41,778		1,407,919
Lamb Weston Holdings, Inc.	6,164		513,708
McCormick & Co., Inc.	10,417		792,317
Molson Coors Beverage Co., Cl. B	7,517		430,423
Mondelez International, Inc., Cl. A	54,916		3,950,657
Monster Beverage Corp.	29,984	[a]	1,602,645
PepsiCo, Inc.	56,056		9,860,811
Philip Morris International, Inc.	63,316		6,011,221
The Coca-Cola Company	158,696		9,802,652
The Hershey Company	6,214		1,205,019
The J.M. Smucker Company	4,477		514,183
The Kraft Heinz Company	32,324		1,248,030
Tyson Foods, Inc., Cl. A	12,064		731,682
			48,745,533
Health Care Equipment & Services - 5.1%
Abbott Laboratories	70,805		7,503,206
Align Technology, Inc.	2,909	[a]	821,443
Baxter International, Inc.	21,155		854,027
Becton, Dickinson and Co.	11,731		2,752,093
Boston Scientific Corp.	59,749	[a]	4,294,161
Cardinal Health, Inc.	9,814		1,011,235
Cencora, Inc.	6,783		1,621,476
Centene Corp.	21,734	[a]	1,587,886
CVS Health Corp.	51,326		3,475,283
DaVita, Inc.	2,224	[a]	309,158
DexCom, Inc.	15,723	[a]	2,002,953
Edwards Lifesciences Corp.	24,918	[a]	2,109,807
Elevance Health, Inc.	9,583		5,065,382
GE HealthCare Technologies, Inc.	16,496		1,257,655
HCA Healthcare, Inc.	8,161		2,528,441
Henry Schein, Inc.	4,992	[a]	345,846
Hologic, Inc.	9,428	[a]	714,360
Humana, Inc.	5,009		1,513,169
IDEXX Laboratories, Inc.	3,382	[a]	1,666,514
Insulet Corp.	2,779	[a]	477,821
Intuitive Surgical, Inc.	14,370	[a]	5,325,809
Laboratory Corp. of America Holdings	3,509		706,607
McKesson Corp.	5,323		2,859,569

12

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Health Care Equipment & Services - 5.1% (continued)
Medtronic PLC	54,230		4,351,415
Molina Healthcare, Inc.	2,355	[a]	805,646
Quest Diagnostics, Inc.	4,338		599,425
ResMed, Inc.	5,901		1,262,755
Solventum Corp.	5,803	[a]	377,253
Steris PLC	4,166		852,197
Stryker Corp.	13,791		4,640,671
Teleflex, Inc.	1,854		387,023
The Cigna Group	11,930		4,259,487
The Cooper Companies, Inc.	8,096		721,030
UnitedHealth Group, Inc.	37,723		18,246,615
Universal Health Services, Inc., Cl. B	2,576		439,028
Zimmer Biomet Holdings, Inc.	8,747		1,052,089
			88,798,535
Household & Personal Products - 1.4%
Church & Dwight Co., Inc.	10,236		1,104,362
Colgate-Palmolive Co.	33,395		3,069,668
Kenvue, Inc.	69,609		1,310,041
Kimberly-Clark Corp.	13,733		1,874,966
The Clorox Company	5,104		754,728
The Estee Lauder Companies, Inc., Cl. A	9,550		1,401,080
The Procter & Gamble Company	95,967		15,661,814
			25,176,659
Insurance - 2.1%
Aflac, Inc.	21,546		1,802,323
American International Group, Inc.	28,790		2,168,175
Aon PLC, Cl. A	8,247		2,325,736
Arch Capital Group Ltd.	15,141	[a]	1,416,289
Arthur J. Gallagher & Co.	8,842		2,075,129
Assurant, Inc.	2,130		371,472
Brown & Brown, Inc.	9,692		790,286
Chubb Ltd.	16,529		4,109,771
Cincinnati Financial Corp.	6,483		750,018
Everest Group Ltd.	1,708		625,828
Globe Life, Inc.	3,481		265,148
Loews Corp.	7,218		542,433
Marsh & McLennan Cos., Inc.	20,066		4,001,762
MetLife, Inc.	25,072		1,782,118
Principal Financial Group, Inc.	8,742		691,842
Prudential Financial, Inc.	14,698		1,623,835
The Allstate Corp.	10,643		1,809,949
The Hartford Financial Services Group, Inc.	12,039		1,166,459

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Insurance - 2.1% (continued)
The Progressive Corp.	23,871		4,971,136
The Travelers Companies, Inc.	9,211		1,954,206
W.R. Berkley Corp.	8,044		619,147
Willis Towers Watson PLC	4,129		1,036,957
			36,900,019
Materials - 2.3%
Air Products & Chemicals, Inc.	9,114		2,154,003
Albemarle Corp.	4,767		573,518
Amcor PLC	56,971		509,321
Avery Dennison Corp.	3,305		718,110
Ball Corp.	12,992		903,853
Celanese Corp.	4,236		650,692
CF Industries Holdings, Inc.	8,100		639,657
Corteva, Inc.	28,496		1,542,488
Dow, Inc.	28,322		1,611,522
DuPont de Nemours, Inc.	17,771		1,288,397
Eastman Chemical Co.	4,517		426,585
Ecolab, Inc.	10,413		2,354,900
FMC Corp.	5,452		321,723
Freeport-McMoRan, Inc.	58,001		2,896,570
International Flavors & Fragrances, Inc.	10,226		865,631
International Paper Co.	14,487		506,176
Linde PLC	19,776		8,720,425
LyondellBasell Industries NV, Cl. A	10,693		1,068,979
Martin Marietta Materials, Inc.	2,484		1,458,282
Newmont Corp.	46,693		1,897,604
Nucor Corp.	10,011		1,687,154
Packaging Corp. of America	3,506		606,468
PPG Industries, Inc.	9,700		1,251,300
Steel Dynamics, Inc.	6,284		817,674
The Mosaic Company	13,589		426,559
The Sherwin-Williams Company	9,567		2,866,369
Vulcan Materials Co.	5,446		1,403,053
WestRock Co.	10,088		483,820
			40,650,833
Media & Entertainment - 8.2%
Alphabet, Inc., Cl. A	240,344		39,123,196
Alphabet, Inc., Cl. C	201,222		33,129,190
Charter Communications, Inc., Cl. A	4,148	[a]	1,061,639
Comcast Corp., Cl. A	161,606		6,158,805
Electronic Arts, Inc.	9,781		1,240,426
Fox Corp., Cl. A	10,493		325,388
Fox Corp., Cl. B	4,002		114,777

14

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Media & Entertainment - 8.2% (continued)
Live Nation Entertainment, Inc.	5,667	[a]	503,853
Match Group, Inc.	11,744	[a]	361,950
Meta Platforms, Inc., Cl. A	89,728		38,598,294
Netflix, Inc.	17,650	[a]	9,718,796
News Corporation, Cl. A	15,177		361,213
News Corporation, Cl. B	5,214		127,952
Omnicom Group, Inc.	8,158		757,389
Paramount Global, Cl. B	20,073		228,631
Take-Two Interactive Software, Inc.	6,604	[a]	943,117
The Interpublic Group of Companies, Inc.	15,094		459,461
The Walt Disney Company	74,811		8,311,502
Warner Bros Discovery, Inc.	91,602	[a]	674,191
			142,199,770
Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
AbbVie, Inc.	72,007		11,711,218
Agilent Technologies, Inc.	11,998		1,644,206
Amgen, Inc.	21,820		5,977,371
Biogen, Inc.	6,032	[a]	1,295,794
Bio-Rad Laboratories, Inc., Cl. A	809	[a]	218,228
Bio-Techne Corp.	6,800		429,828
Bristol-Myers Squibb Co.	82,987		3,646,449
Catalent, Inc.	7,256	[a]	405,248
Charles River Laboratories International, Inc.	2,070	[a]	474,030
Danaher Corp.	26,822		6,614,842
Eli Lilly & Co.	32,522		25,402,934
Gilead Sciences, Inc.	50,795		3,311,834
Illumina, Inc.	6,383	[a]	785,428
Incyte Corp.	7,970	[a]	414,839
IQVIA Holdings, Inc.	7,377	[a]	1,709,767
Johnson & Johnson	98,180		14,195,846
Merck & Co., Inc.	103,349		13,354,758
Mettler-Toledo International, Inc.	864	[a]	1,062,461
Moderna, Inc.	13,566	[a]	1,496,465
Pfizer, Inc.	230,287		5,899,953
Regeneron Pharmaceuticals, Inc.	4,309	[a]	3,837,854
Revvity, Inc.	5,104		523,007
Thermo Fisher Scientific, Inc.	15,758		8,961,890
Vertex Pharmaceuticals, Inc.	10,510	[a]	4,128,433
Viatris, Inc.	50,198		580,791
Waters Corp.	2,488	[a]	768,892
West Pharmaceutical Services, Inc.	2,966		1,060,286

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 7.1% (continued)
Zoetis, Inc.	18,645		2,969,030
			122,881,682
Real Estate Management & Development - .1%
CBRE Group, Inc., Cl. A	11,813	[a]	1,026,432
CoStar Group, Inc.	16,875	[a]	1,544,569
			2,571,001
Semiconductors & Semiconductor Equipment - 10.1%
Advanced Micro Devices, Inc.	65,899	[a]	10,437,084
Analog Devices, Inc.	20,223		4,056,936
Applied Materials, Inc.	33,935		6,741,188
Broadcom, Inc.	17,947		23,335,946
Enphase Energy, Inc.	5,425	[a]	590,023
First Solar, Inc.	4,397	[a]	775,191
Intel Corp.	172,438		5,254,186
KLA Corp.	5,515		3,801,434
Lam Research Corp.	5,347		4,782,410
Microchip Technology, Inc.	21,992		2,022,824
Micron Technology, Inc.	45,023		5,085,798
Monolithic Power Systems, Inc.	1,945		1,301,847
NVIDIA Corp.	100,738		87,039,647
NXP Semiconductors NV	10,603		2,716,383
ON Semiconductor Corp.	17,140	[a]	1,202,542
Qorvo, Inc.	3,953	[a]	461,869
Qualcomm, Inc.	45,516		7,548,829
Skyworks Solutions, Inc.	6,298		671,304
Teradyne, Inc.	6,295		732,234
Texas Instruments, Inc.	37,085		6,542,536
			175,100,211
Software & Services - 11.3%
Accenture PLC, Cl. A	25,572		7,694,871
Adobe, Inc.	18,435	[a]	8,532,271
Akamai Technologies, Inc.	6,342	[a]	640,098
Ansys, Inc.	3,602	[a]	1,170,218
Autodesk, Inc.	8,773	[a]	1,867,333
Cadence Design Systems, Inc.	11,086	[a]	3,055,634
Cognizant Technology Solutions Corp., Cl. A	20,253		1,330,217
EPAM Systems, Inc.	2,268	[a]	533,570
Fair Isaac Corp.	1,005	[a]	1,138,997
Fortinet, Inc.	25,923	[a]	1,637,815
Gartner, Inc.	3,139	[a]	1,295,120
Gen Digital, Inc.	22,167		446,443

16

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Software & Services - 11.3% (continued)
International Business Machines Corp.	37,319		6,202,418
Intuit, Inc.	11,417		7,142,704
Microsoft Corp.	303,048		117,985,678
Oracle Corp.	65,026		7,396,707
Palo Alto Networks, Inc.	12,859	[a]	3,740,555
PTC, Inc.	4,949	[a]	878,151
Roper Technologies, Inc.	4,392		2,246,332
Salesforce, Inc.	39,480		10,617,751
ServiceNow, Inc.	8,361	[a]	5,796,932
Synopsys, Inc.	6,216	[a]	3,298,147
Tyler Technologies, Inc.	1,747	[a]	806,328
Verisign, Inc.	3,648	[a]	618,263
			196,072,553
Technology Hardware & Equipment - 7.6%
Amphenol Corp., Cl. A	24,660		2,978,188
Apple, Inc.	592,005		100,836,212
Arista Networks, Inc.	10,231	[a]	2,624,865
CDW Corp.	5,478		1,324,909
Cisco Systems, Inc.	165,728		7,785,901
Corning, Inc.	31,904		1,064,956
F5, Inc.	2,480	[a]	409,969
Hewlett Packard Enterprise Co.	51,694		878,798
HP, Inc.	36,432		1,023,375
Jabil, Inc.	5,051		592,785
Juniper Networks, Inc.	12,713		442,667
Keysight Technologies, Inc.	7,251	[a]	1,072,713
Motorola Solutions, Inc.	6,819		2,312,664
NetApp, Inc.	8,613		880,335
Seagate Technology Holdings PLC	8,276		710,991
Super Micro Computer, Inc.	1,988	[a]	1,707,294
TE Connectivity Ltd.	12,417		1,756,757
Teledyne Technologies, Inc.	1,864	[a]	711,079
Trimble, Inc.	10,417	[a]	625,749
Western Digital Corp.	13,315	[a]	943,101
Zebra Technologies Corp., Cl. A	2,058	[a]	647,364
			131,330,672
Telecommunication Services - .9%
AT&T, Inc.	291,611		4,925,309
T-Mobile US, Inc.	21,287		3,494,687
Verizon Communications, Inc.	171,470		6,771,350
			15,191,346
Transportation - 1.7%
American Airlines Group, Inc.	25,348	[a]	342,451

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Transportation - 1.7% (continued)
C.H. Robinson Worldwide, Inc.	5,117		363,307
CSX Corp.	80,106		2,661,121
Delta Air Lines, Inc.	25,738		1,288,702
Expeditors International of Washington, Inc.	5,779		643,260
FedEx Corp.	9,314		2,438,219
J.B. Hunt Transport Services, Inc.	3,342		543,309
Norfolk Southern Corp.	9,293		2,140,364
Old Dominion Freight Line, Inc.	7,248		1,317,034
Southwest Airlines Co.	24,581		637,631
Uber Technologies, Inc.	83,929	[a]	5,561,975
Union Pacific Corp.	24,870		5,898,169
United Airlines Holdings, Inc.	13,818	[a]	711,074
United Parcel Service, Inc., Cl. B	29,498		4,350,365
			28,896,981
Utilities - 2.3%
Alliant Energy Corp.	10,020		498,996
Ameren Corp.	11,067		817,519
American Electric Power Co., Inc.	21,454		1,845,688
American Water Works Co., Inc.	7,807		954,952
Atmos Energy Corp.	5,994		706,693
CenterPoint Energy, Inc.	26,352		767,897
CMS Energy Corp.	11,844		717,865
Consolidated Edison, Inc.	14,320		1,351,808
Constellation Energy Corp.	13,085		2,433,025
Dominion Energy, Inc.	34,057		1,736,226
DTE Energy Co.	8,463		933,638
Duke Energy Corp.	31,445		3,089,786
Edison International	15,831		1,124,951
Entergy Corp.	8,650		922,696
Evergy, Inc.	9,443		495,285
Eversource Energy	14,478		877,656
Exelon Corp.	40,358		1,516,654
FirstEnergy Corp.	20,401		782,174
NextEra Energy, Inc.	83,678		5,603,916
NiSource, Inc.	16,369		456,040
NRG Energy, Inc.	9,322		677,430
PG&E Corp.	85,787		1,467,816
Pinnacle West Capital Corp.	4,549		335,034
PPL Corp.	29,272		803,809
Public Service Enterprise Group, Inc.	20,596		1,422,772
Sempra	25,584		1,832,582
The AES Corp.	25,960		464,684

18

Description		Shares		Value ($)
Common Stocks - 99.3% (continued)
Utilities - 2.3% (continued)
The Southern Company		45,068		3,312,498
WEC Energy Group, Inc.		12,817		1,059,197
Xcel Energy, Inc.		22,554		1,211,826
				40,221,113
Total Common Stocks (cost $372,423,598)				1,722,577,197
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,393,116)	5.41	13,393,116	[c]	13,393,116
Total Investments (cost $385,816,714)		100.1%		1,735,970,313
Liabilities, Less Cash and Receivables		(.1%)		(1,740,102)
Net Assets		100.0%		1,734,230,211

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.0
Financials	13.0
Health Care	12.2
Consumer Discretionary	10.2
Communication Services	9.1
Industrials	8.8
Consumer Staples	6.1
Energy	4.1
Materials	2.3
Utilities	2.3
Real Estate	2.2
Investment Companies	.8
100.1

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	9,789,099	340,873,780	(337,269,763)	13,393,116	414,452
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	589,909	5,540,455	(6,130,364)	-	16,138	††
Total - .8%	10,379,008	346,414,235	(343,400,127)	13,393,116	430,590

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-Mini	47	6/21/2024	11,892,164	11,907,450	15,286
Gross Unrealized Appreciation				15,286

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	372,423,598	1,722,577,197
Affiliated issuers	13,393,116	13,393,116
Dividends receivable		1,130,419
Cash collateral held by broker—Note 4		754,000
Receivable for shares of Common Stock subscribed		126,746
		1,737,981,478
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		274,465
Payable for shares of Common Stock redeemed		3,268,037
Payable for futures variation margin—Note 4		195,768
Directors’ fees and expenses payable		12,997
		3,751,267
Net Assets ($)		1,734,230,211
Composition of Net Assets ($):
Paid-in capital		63,090,567
Total distributable earnings (loss)		1,671,139,644
Net Assets ($)		1,734,230,211

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	31,343,467
Net Asset Value Per Share ($)	55.33

See notes to financial statements.

21

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,581 foreign taxes withheld at source):
Unaffiliated issuers	14,237,611
Affiliated issuers	414,452
Interest	16,327
Income from securities lending—Note 1(c)	16,138
Total Income	14,684,528
Expenses:
Management fee—Note 3(a)	1,831,869
Directors’ fees—Note 3(a,c)	109,200
Loan commitment fees—Note 2	20,045
Interest expense—Note 2	13,542
Total Expenses	1,974,656
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(109,200)
Net Expenses	1,865,456
Net Investment Income	12,819,072
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	315,100,724
Net realized gain (loss) on futures	2,924,236
Net Realized Gain (Loss)	318,024,960
Net change in unrealized appreciation (depreciation) on investments	24,215,710
Net change in unrealized appreciation (depreciation) on futures	93,068
Net Change in Unrealized Appreciation (Depreciation)	24,308,778
Net Realized and Unrealized Gain (Loss) on Investments	342,333,738
Net Increase in Net Assets Resulting from Operations	355,152,810

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	12,819,072	30,669,871
Net realized gain (loss) on investments	318,024,960	471,438,127
Net change in unrealized appreciation (depreciation) on investments	24,308,778	(300,741,416)
Net Increase (Decrease) in Net Assets Resulting from Operations	355,152,810	201,366,582
Distributions ($):
Distributions to shareholders	(411,500,562)	(336,015,663)
Capital Stock Transactions ($):
Net proceeds from shares sold	60,852,174	95,400,842
Distributions reinvested	328,584,091	256,182,800
Cost of shares redeemed	(402,861,522)	(714,141,533)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(13,425,257)	(362,557,891)
Total Increase (Decrease) in Net Assets	(69,773,009)	(497,206,972)
Net Assets ($):
Beginning of Period	1,804,003,220	2,301,210,192
End of Period	1,734,230,211	1,804,003,220
Capital Share Transactions (Shares):
Shares sold	1,086,827	1,637,349
Shares issued for distributions reinvested	6,313,594	4,828,422
Shares redeemed	(7,138,767)	(12,175,689)
Net Increase (Decrease) in Shares Outstanding	261,654	(5,709,918)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2024		Year Ended October 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	58.04	62.55	83.14	60.98	58.54	54.53
Investment Operations:
Net investment income[a]	.40	.88	.93	.94	1.00	1.02
Net realized and unrealized gain (loss) on investments	10.78	4.28	(11.62)	24.32	4.45	6.06
Total from Investment Operations	11.18	5.16	(10.69)	25.26	5.45	7.08
Distributions:
Dividends from net investment income	(.46)	(.92)	(.98)	(.97)	(1.03)	(.97)
Dividends from net realized gain on investments	(13.43)	(8.75)	(8.92)	(2.13)	(1.98)	(2.10)
Total Distributions	(13.89)	(9.67)	(9.90)	(3.10)	(3.01)	(3.07)
Net asset value, end of period	55.33	58.04	62.55	83.14	60.98	58.54
Total Return (%)	20.85[b]	9.87	(14.78)	42.64	9.51	14.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.22[c]	.22	.23	.21	.21	.21
Ratio of net expenses to average net assets	.20[c]	.21	.22	.20	.20	.20
Ratio of net investment income
to average net assets	1.40[c]	1.50	1.34	1.27	1.70	1.86
Portfolio Turnover Rate	.92[b]	1.85	1.84	3.27	2.56	4.53
Net Assets, end of period ($ x 1,000)	1,734,230	1,804,003	2,301,210	3,274,123	2,766,097	2,726,019

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset

26

value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,722,577,197	-	-	1,722,577,197
Investment Companies	13,393,116	-	-	13,393,116
Other Financial Instruments:
Futures††	15,286	-	-	15,286

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in

28

addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $2,200 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had no securities on loan.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Indexing Strategy Risk: The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correction between fund and index performance may be affected by the fund’s expenses and/or use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fun shares.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $32,013,213 and long-term capital gains $304,002,450. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

30

During the period ended April 30, 2024, the fund was charged $13,542 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2024 was approximately $425,275 with a related weighted average annualized interest rate of 6.40%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended April 30, 2024, fees reimbursed by the Adviser amounted to $109,200.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fee of $292,465, which are offset against an expense reimbursement currently in effect in the amount of $18,000.

(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2024, amounted to $16,509,589 and $423,321,100, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended April 30, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2024 are set forth in the Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

32

Fair value of derivative instruments as of April 30, 2024 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	15,286	[1]	Equity risk	-
Gross fair value of derivative contracts	15,286			-

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2024 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Total
Equity	2,924,236		2,924,236
Total	2,924,236		2,924,236

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[2]	Total
Equity	93,068		93,068
Total	93,068		93,068

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net change in unrealized appreciation (depreciation) on futures.

The following table summarizes the monthy average market value of derivatives outstanding during the period ended April 30, 2024:

Average Market Value ($)
Futures:
Equity Futures Long	17,427,195

At April 30, 2024, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,350,168,885, consisting of $1,371,541,474 gross unrealized appreciation and $21,372,589 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional S&P 500 index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional S&P 500 index funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of

34

funds consisting of all institutional S&P 500 index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or slightly below the Performance Group median for all periods and above the Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for each of the five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense waiver agreement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary” fee structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were slightly higher than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

36

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0713SA0424

BNY Mellon Tax Managed Growth Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by portfolio managers Alan R. Christensen, Catherine P. Crain, Gentry Lee, Jr., Christopher B. Sarofim and Charles E. Sheedy of Fayez Sarofim & Co., LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, BNY Mellon Tax Managed Growth Fund (the “fund”) produced a total return of 14.88% for Class A shares, 14.46% for Class C shares and 15.02% for Class I shares.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 20.97% for the same period.2

U.S. equities rose during the reporting period as investors began to anticipate the end of the U.S. Federal Reserve’s (the “Fed”) rate-hiking cycle. The fund’s relative performance versus its benchmark was hindered primarily by holdings in the information technology and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities.

In choosing stocks, the fund’s sub-adviser first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund’s sub-adviser then seeks companies within these sectors that have dominant positions in their industries, and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s sub-adviser also is alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs). The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Markets Perform Well on Disinflation Trend

With disinflationary trends and a strong economy, stocks rallied in the period as investors became confident in a soft landing while anticipating monetary easing campaigns by the world’s central banks. Further in the period, markets lagged as concerns rose that potential interest-rate cuts by the Fed may come later than expected due to the perceived “stickiness” of inflation.

The Fed held the federal funds target rate at 5.0−5.25% in March, and recent data released in April showed that the overall personal consumption expenditure index increased in March on a year-over-year basis. This report reinforced market expectations that the Fed’s efforts to rein in inflation were still underway, and potential interest-rate cuts may be further delayed.

2

The U.S. economy remained strong in the period, helped by robust consumer spending. Real gross domestic product (Real GDP) expanded by 4.9% in the third quarter and by 3.4% in the fourth quarter. Real GDP growth moderated in the first quarter of 2024, coming in at 1.6%.

Positive economic data was corroborated during the 4Q earnings season as corporations largely beat expectations, driven by better-than-expected sales growth and expanding margins. The earnings season reaffirmed some key dynamics that have boosted investor confidence in the U.S. economy’s ability to grow. First, companies reported an increase in profitability driven by sales growth and margin improvement from operating efficiencies. Artificial intelligence (“AI”) continues to be a focus, with some companies leveraging new technologies for increased worker productivity or to develop new products. Management teams also discussed plans to increase investments in AI infrastructure and capabilities. In February and March, high profile job eliminations were announced across several large technology companies as they focus on efficiency and profitability after years of over-hiring. However, other companies expanded headcount during this time, mostly in service-oriented positions that continue to face staffing shortages. Earnings calls also addressed the current state of supply chains across sectors, with some improving and returning to pre-COVID norms, while others continue to deal with ongoing disruptions in the Middle East and along the Red Sea. Companies with concentrated reliance on Chinese manufacturing also shared plans to diversify their supply chains to reduce geopolitical risk. Overall, results from earnings season seemed to support the soft-landing narrative, as consumer behavior and economic indicators have shown continued resiliency.

Performance Driven by Stock Selection

The fund’s performance was hampered by holdings in the information technology and financials sectors, which trailed their peers. Holdings in the consumer staples sector suffered from negative allocation and selection effects.

Conversely, the fund benefited from favorable stock selection and allocations in other sectors. Holdings with exposure to high-demand weight-loss drugs and strategic underweighting of the real estate and utilities sectors supported relative results.

Cautious Optimism

The market has embraced a more bullish outlook, as economic data points to continued growth and the Fed has signaled rate cuts in the latter half of the year. Themes of disinflation, strong corporate earnings, and a resilient consumer has shifted investor focus from recession worries last year to renewed optimism to start the new year. While expectations of an economic soft landing have become the consensus, we continue to monitor for any signs of inflation uptick and disruption related to ongoing geopolitical tensions and supply chain dynamics.

The BNY Mellon Tax Managed Growth Fund remains focused on identifying companies with better credit quality, strong balance sheets, pricing power, and the capability to self-fund growth and expansion plans. Companies with these characteristics should be better positioned to withstand macroeconomic headwinds and generate attractive returns while continuing capital distribution plans to shareholders. We have been focused on the broader financial implications of a prolonged tightening monetary policy environment and have

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

re-evaluated our holdings through this lens by determining, amongst other considerations, whether stocks in our portfolio are exposed to risk related to capital, labor, or energy requirements. The businesses in which we invest minimize exposure to these risks and naturally exhibit higher margins and returns on capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flow, which positions our portfolio to outperform over a long-term investment horizon.

May 15, 2024

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Return figures provided reflect an undertaking for the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through March 1, 2025 at which time it may be extended, terminated or modified. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.25	$10.24	$4.92
Ending value (after expenses)	$1,148.80	$1,144.60	$1,150.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.87	$9.62	$4.62
Ending value (after expenses)	$1,019.05	$1,015.32	$1,020.29
†

Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.92% for Class C and .92% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Capital Goods - 2.5%
BAE Systems PLC, ADR	40,725	[a]	2,743,643
Otis Worldwide Corp.	6,275		572,280
			3,315,923
Commercial & Professional Services - 1.4%
Automatic Data Processing, Inc.	4,785		1,157,444
Verisk Analytics, Inc.	3,400		741,064
			1,898,508
Consumer Discretionary Distribution & Retail - 5.8%
Amazon.com, Inc.	42,895	[b]	7,506,625
The Home Depot, Inc.	1,000		334,220
			7,840,845
Consumer Durables & Apparel - 1.8%
LVMH Moet Hennessy Louis Vuitton, ADR	6,000		984,900
NIKE, Inc., Cl. B	15,385		1,419,420
			2,404,320
Consumer Services - 3.9%
Marriott International, Inc., Cl. A	10,095		2,383,732
McDonald's Corp.	10,415		2,843,712
			5,227,444
Energy - 6.7%
Chevron Corp.	24,505		3,951,921
Exxon Mobil Corp.	19,700		2,329,919
Hess Corp.	17,800		2,803,322
			9,085,162
Financial Services - 13.3%
BlackRock, Inc.	5,250		3,961,860
CME Group, Inc.	6,400		1,341,696
Intercontinental Exchange, Inc.	19,670		2,532,709
Mastercard, Inc., Cl. A	4,015		1,811,568
S&P Global, Inc.	5,030		2,091,625
Visa, Inc., Cl. A	22,720	[a]	6,102,819
			17,842,277
Food, Beverage & Tobacco - 3.2%
PepsiCo, Inc.	14,570		2,563,009
The Coca-Cola Company	27,875		1,721,839
			4,284,848
Health Care Equipment & Services - 6.3%
Abbott Laboratories	18,750		1,986,938
Intuitive Surgical, Inc.	5,440	[b]	2,016,173

6

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Health Care Equipment & Services - 6.3% (continued)
UnitedHealth Group, Inc.	9,315		4,505,665
			8,508,776
Household & Personal Products - .7%
The Procter & Gamble Company	5,965		973,488
Insurance - 2.1%
The Progressive Corp.	13,650		2,842,612
Materials - 2.3%
Air Products & Chemicals, Inc.	6,805		1,608,294
The Sherwin-Williams Company	4,815		1,442,622
			3,050,916
Media & Entertainment - 4.9%
Alphabet, Inc., Cl. C	35,725		5,881,764
Comcast Corp., Cl. A	17,925		683,122
			6,564,886
Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
AstraZeneca PLC, ADR	15,000		1,138,200
Eli Lilly & Co.	1,000		781,100
Novo Nordisk A/S, ADR	67,985		8,723,155
Zoetis, Inc.	6,940		1,105,126
			11,747,581
Real Estate Management & Development - .6%
CoStar Group, Inc.	9,000	[b]	823,770
Semiconductors & Semiconductor Equipment - 11.2%
ASML Holding NV	7,175		6,259,972
NVIDIA Corp.	2,125		1,836,043
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,475		1,438,637
Texas Instruments, Inc.	31,215		5,506,950
			15,041,602
Software & Services - 14.2%
Adobe, Inc.	3,615	[b]	1,673,130
Gartner, Inc.	1,825	[b]	752,977
Intuit, Inc.	4,470		2,796,521
Microsoft Corp.	32,185		12,530,586
ServiceNow, Inc.	1,900	[b]	1,317,327
			19,070,541
Technology Hardware & Equipment - 6.5%
Apple, Inc.	51,765		8,817,132
Transportation - 3.3%
Canadian Pacific Kansas City Ltd.	26,350		2,066,631
Union Pacific Corp.	9,745		2,311,124
			4,377,755
Total Common Stocks (cost $50,693,661)			133,718,386

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $989,182)	5.41	989,182	[c]	989,182

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,319,712)	5.41	2,319,712	[c]	2,319,712
Total Investments (cost $54,002,555)		101.8%		137,027,280
Liabilities, Less Cash and Receivables		(1.8%)		(2,414,329)
Net Assets		100.0%		134,612,951

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $8,259,194 and the value of the collateral was $8,556,444, consisting of cash collateral of $2,319,712 and U.S. Government & Agency securities valued at $6,236,732. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	32.0
Financials	15.4
Health Care	15.0
Consumer Discretionary	11.5
Industrials	7.1
Energy	6.7
Communication Services	4.9
Consumer Staples	3.9
Investment Companies	2.4
Materials	2.3
Real Estate	.6
101.8

† Based on net assets.

See notes to financial statements.

8

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	971,309	7,097,372	(7,079,499)	989,182	26,853
Investment of Cash Collateral for Securities Loaned - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	989,081	2,785,900	(1,455,269)	2,319,712	9,659	††
Total - 2.4%	1,960,390	9,883,272	(8,534,768)	3,308,894	36,512

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,259,194)—Note 1(c):
Unaffiliated issuers	50,693,661	133,718,386
Affiliated issuers	3,308,894	3,308,894
Dividends and securities lending income receivable		117,842
Tax reclaim receivable—Note 1(b)		42,682
Receivable for shares of Common Stock subscribed		556
		137,188,360
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		116,518
Liability for securities on loan—Note 1(c)		2,319,712
Payable for shares of Common Stock redeemed		135,903
Directors’ fees and expenses payable		3,276
		2,575,409
Net Assets ($)		134,612,951
Composition of Net Assets ($):
Paid-in capital		39,363,291
Total distributable earnings (loss)		95,249,660
Net Assets ($)		134,612,951

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	102,750,292	3,040,715	28,821,944
Shares Outstanding	2,669,455	88,672	744,092
Net Asset Value Per Share ($)	38.49	34.29	38.73

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $23,025 foreign taxes withheld at source):
Unaffiliated issuers	974,390
Affiliated issuers	26,853
Income from securities lending—Note 1(c)	9,659
Interest	596
Total Income	1,011,498
Expenses:
Management fee—Note 3(a)	637,111
Distribution/Service Plan fees—Note 3(b)	143,059
Directors’ fees—Note 3(a,c)	9,101
Loan commitment fees—Note 2	1,384
Total Expenses	790,655
Less—reduction in expenses due to undertaking—Note 3(a)	(23,014)
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(9,101)
Net Expenses	758,540
Net Investment Income	252,958
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	11,977,499
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,957,290
Net Realized and Unrealized Gain (Loss) on Investments	17,934,789
Net Increase in Net Assets Resulting from Operations	18,187,747

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	252,958	574,372
Net realized gain (loss) on investments	11,977,499	8,599,447
Net change in unrealized appreciation (depreciation) on investments	5,957,290	3,774,436
Net Increase (Decrease) in Net Assets Resulting from Operations	18,187,747	12,948,255
Distributions ($):
Distributions to shareholders:
Class A	(6,716,260)	(7,396,338)
Class C	(225,471)	(312,716)
Class I	(1,914,940)	(1,806,178)
Total Distributions	(8,856,671)	(9,515,232)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	930,340	1,796,999
Class C	113,048	21,008
Class I	1,065,673	10,659,858
Distributions reinvested:
Class A	5,758,483	6,384,796
Class C	225,471	312,716
Class I	1,854,698	1,739,982
Cost of shares redeemed:
Class A	(4,563,676)	(15,474,246)
Class C	(375,270)	(1,573,731)
Class I	(3,729,087)	(7,061,249)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,279,680	(3,193,867)
Total Increase (Decrease) in Net Assets	10,610,756	239,156
Net Assets ($):
Beginning of Period	124,002,195	123,763,039
End of Period	134,612,951	124,002,195

12

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	25,170	51,138
Shares issued for distributions reinvested	159,788	188,675
Shares redeemed	(120,685)	(437,488)
Net Increase (Decrease) in Shares Outstanding	64,273	(197,675)
Class Cb
Shares sold	3,225	668
Shares issued for distributions reinvested	7,002	10,250
Shares redeemed	(11,015)	(48,739)
Net Increase (Decrease) in Shares Outstanding	(788)	(37,821)
Class Ia
Shares sold	27,657	298,541
Shares issued for distributions reinvested	51,170	51,067
Shares redeemed	(97,043)	(197,891)
Net Increase (Decrease) in Shares Outstanding	(18,216)	151,717

[a]	During the period ended October 31, 2023, 310 Class A shares representing $11,219 were exchanged for 308 Class I shares.
[b]

During the period ended April 30, 2024, 356 Class C shares representing $11,755 were automatically converted to 318 Class A shares. During the period ended October 31, 2023, 1,336 Class C shares representing $44,297 were automatically converted to 1,205 Class A shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2024	Year Ended October 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	35.92	35.03	44.49	33.79	30.45	29.35
Investment Operations:
Net investment income[a]	.07	.15	.08	.05	.18	.26
Net realized and unrealized gain (loss) on investments	5.10	3.42	(7.80)	12.99	4.72	3.85
Total from Investment Operations	5.17	3.57	(7.72)	13.04	4.90	4.11
Distributions:
Dividends from net investment income	(.07)	(.14)	(.02)	(.06)	(.22)	(.30)
Dividends from net realized gain on investments	(2.53)	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)
Total Distributions	(2.60)	(2.68)	(1.74)	(2.34)	(1.56)	(3.01)
Net asset value, end of period	38.49	35.92	35.03	44.49	33.79	30.45
Total Return (%)[b]	14.88[c]	10.66	(18.09)	40.40	16.73	15.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22[d]	1.22	1.21	1.21	1.21	1.21
Ratio of net expenses to average net assets	1.17[d]	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	.34[d]	.42	.21	.12	.56	.92
Portfolio Turnover Rate	9.34[c]	1.73	7.55	4.27	9.68	2.69
Net Assets, end of period ($ x 1,000)	102,750	93,569	98,196	128,512	90,470	82,846

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

Six Months Ended
Class C Shares	April 30, 2024	Year Ended October 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	32.31	31.86	40.89	31.39	28.42	27.59
Investment Operations:
Net investment income (loss)[a]	(.07)	(.10)	(.20)	(.19)	(.05)	.05
Net realized and unrealized gain (loss) on investments	4.58	3.09	(7.11)	11.97	4.39	3.58
Total from Investment Operations	4.51	2.99	(7.31)	11.78	4.34	3.63
Distributions:
Dividends from net investment income	-	-	-	-	(.03)	(.09)
Dividends from net realized gain on investments	(2.53)	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)
Total Distributions	(2.53)	(2.54)	(1.72)	(2.28)	(1.37)	(2.80)
Net asset value, end of period	34.29	32.31	31.86	40.89	31.39	28.42
Total Return (%)[b]	14.46[c]	9.83	(18.70)	39.37	15.83	15.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97[d]	1.97	1.96	1.96	1.96	1.96
Ratio of net expenses to average net assets	1.92[d]	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income (loss) to average net assets	(.42)[d]	(.32)	(.56)	(.55)	(.17)	.18
Portfolio Turnover Rate	9.34[c]	1.73	7.55	4.27	9.68	2.69
Net Assets, end of period ($ x 1,000)	3,041	2,890	4,056	5,963	11,043	12,001

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	April 30, 2024	Year Ended October 31,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	36.13	35.23	44.65	33.90	30.55	29.43
Investment Operations:
Net investment income[a]	.11	.24	.18	.14	.26	.33
Net realized and unrealized gain (loss) on investments	5.14	3.43	(7.84)	13.04	4.73	3.87
Total from Investment Operations	5.25	3.67	(7.66)	13.18	4.99	4.20
Distributions:
Dividends from net investment income	(.12)	(.23)	(.04)	(.15)	(.30)	(.37)
Dividends from net realized gain on investments	(2.53)	(2.54)	(1.72)	(2.28)	(1.34)	(2.71)
Total Distributions	(2.65)	(2.77)	(1.76)	(2.43)	(1.64)	(3.08)
Net asset value, end of period	38.73	36.13	35.23	44.65	33.90	30.55
Total Return (%)	15.02[b]	10.95	(17.90)	40.76	17.00	16.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[c]	.97	.96	.96	.96	.96
Ratio of net expenses to average net assets	.92[c]	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	.60[c]	.67	.46	.36	.81	1.18
Portfolio Turnover Rate	9.34[b]	1.73	7.55	4.27	9.68	2.69
Net Assets, end of period ($ x 1,000)	28,822	27,543	21,512	25,691	16,013	13,931

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co., LLC (the “Sub-Adviser”) serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

18

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	133,718,386	-	-	133,718,386
Investment Companies	3,308,894	-	-	3,308,894

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency

20

transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $1,317 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	8,259,194		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	8,259,194		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(8,259,194)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital

22

gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $544,978 and long-term capital gains $8,970,254. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2024, the fund did not borrow under the Facilities.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. The Adviser has agreed in its investment management agreement with the fund to: (1) pay all of the fund’s direct expenses, except management fees, Rule 12b-1 Distribution/Service Plan fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel. These provisions in the investment management agreement may not be amended without the approval of the fund’s shareholders. During the period ended April 30, 2024, fees reimbursed by the Adviser amount to $9,101.

In addition, the Adviser has contractually agreed, from March 1, 2024 through March 1, 2025, to waive a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets. On or after March 1, 2025, the Adviser may terminate this waiver agreement at any time. The reduction in management fee, pursuant to the undertaking, amounted to $23,014 during the period ended April 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2024, the Distributor retained $882 from commissions earned on sales of the fund’s Class A shares and $2 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the

24

Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended April 30, 2024, Class A and Class C shares were charged $127,703 and $11,517, respectively, pursuant to their Distribution Plans. During the period ended April 30, 2024, Class C shares were charged $3,839 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $106,433, Distribution Plans fees of $23,251 and Service Plan fees of $630, which are offset against an expense reimbursement currently in effect in the amount of $13,796.

(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2024, amounted to $12,417,561 and $19,659,492, respectively.

At April 30, 2024, accumulated net unrealized appreciation on investments was $83,024,725, consisting of $83,264,901 gross unrealized appreciation and $240,176 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation

27

ADDITIONAL INFORMATION (Unaudited) (continued)

only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

28

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

29

ADDITIONAL INFORMATION (Unaudited) (continued)

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers

30

or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the

31

ADDITIONAL INFORMATION (Unaudited) (continued)

redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

32

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Management Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co., LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap core funds selected by Broadridge as

34

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the four- and five-year periods when the fund’s total return performance was above the Performance Group and Performance Universe medians. It was noted that there were only three other funds in the Performance Group. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense waiver agreement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary” fee structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Investment Management Agreement and would benefit from any price decreases in third-party services covered by the Investment Management Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed to waive receipt of a portion of its fees in the amount of .10% of the fund’s average daily net assets until March 1, 2025.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the

36

mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0149SA0424

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 21, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)